UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906

(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

Item 1. Reports to Stockholders.

DECEMBER 31, 2005

TEMPLETON INVESTMENT PLUS

ANNUAL REPORT

THE PHOENIX EDGE SERIES FUND

• PHOENIX - GOODWIN MONEY MARKET SERIES

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

• TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 1

• TEMPLETON FOREIGN SECURITIES FUND - CLASS 1

• TEMPLETON GLOBAL ASSET ALLOCATION FUND - CLASS 1

• TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 1

• TEMPLETON GROWTH SECURITIES FUND - CLASS 1

SEMIANNUAL REPORT

The Phoenix Edge Series Fund

Variable Products Fund

December 31, 2005

PHOENIX®

MESSAGE FROM THE CHAIRMAN

Dear Shareholder:

I encourage you to review this annual report for The Phoenix Edge Series Fund, for the fiscal year ended December 31, 2005.

Looking back at 2005, the equity market posted modest returns for the year, with most of the gains coming after Labor Day, driven by strong corporate earnings. The economy posted a 3.5% growth rate in 2005 down from 4% in 2004, as rising interest rates and energy prices continued to weigh on the consumer. As we enter a new year, the pace of U.S. economic growth continues to moderate.

long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.1 Your particular Phoenix Edge Series Fund allocations may help in this effort.

For more information on the investment subaccounts within The Phoenix Edge Series Fund, including performance updates and portfolio characteristics, please visit the annuities section of our Web site, PhoenixWealthManagement.com.

Sincerely,

Philip R. McLoughlin Chairman, The Phoenix Edge Series Fund

January 2006

[1]	Diversification does not guarantee against a loss, and there is no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

The preceding information is the opinion of the Chairman of The Phoenix Edge Series Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

THIS PAGE INTENTIONALLY BLANK.

Proxy Voting Procedures and Voting Record (Form N-PX)

The advisors and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Trustees. You may obtain a description of these procedures, along with information regarding how the series voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Information

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Not FDIC Insured	No Bank Guarantee	May Lose Value

GLOSSARY

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (American Municipal Bond Assurance Corporation)

One of the largest insurers of new municipal bond offerings.

Basis Point (bp)

One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

Composite Index for Phoenix-Engemann Strategic Allocation Series

A composite index consisting of 60% of the S&P 500® Index, a broad-based equity index, and 40% of Lehman Brothers Aggregate Bond Index, a broad-based fixed income index.

Dow Jones Industrial AverageSM

The Dow Jones Industrial AverageSM is a price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration

A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

European Central Bank (ECB)

The central bank for Europe’s single currency, the euro. The ECB’s main task is to maintain the euro’s purchasing power and thus price stability in the euro area. The euro area comprises the 12 European Union countries that have introduced the euro since 1999.

Federal funds rate

The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC (Financial Guaranty Insurance Company)

A leading financial guaranty insurance company providing triple-A credit enhancement on public finance, structured finance and asset-backed securities.

FSA (Financial Security Assurance, Inc.)

A leading provider of Aaa/AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

Inflation

Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

GLOSSARY

MBIA (Municipal Bond Insurance Association)

One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

Merrill Lynch Short Term Medium Quality Corporate Bond Index

The Merrill Lynch Short Term Medium Quality Corporate Bond Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total-return basis.

MSCI EAFE® Index

The MSCI EAFE® Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with gross dividends reinvested.

NAREIT Equity Index

The NAREIT Equity Index measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

NASDAQ-100 Index®

The NASDAQ-100 Index® is a market capitalization-weighted index of the 100 largest domestic and international non-financial companies listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market. The index is calculated on a total return basis with dividends reinvested.

New York shares (Guilder Shares)

Shares representing Dutch companies that are not permitted to trade outside of national borders.

REIT (Real estate investment trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

GLOSSARY

Russell 2500™ Value Index

The Russell 2500TM Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell Midcap® Growth Index

The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sector/Subsector

A particular group of stocks within the market, usually sorted by industry, that can be further broken down into subsets. For example, the technology sector can be broken down into various subsectors such as computer hardware and semiconductors.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500/Barra Growth Index

The S&P 500 / Barra Growth Index is a free-float market capitalization-weighted index of growth-oriented, large capitalization U.S. companies with higher price to book ratios. The index is calculated on a total return basis with dividends reinvested.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

UBS registered shares

UBS ordinary shares are issued in the form of global registered shares, which are securities that provide direct and equal ownership for all shareholders. They can be traded and transferred across applicable borders without the need for conversion, with identical shares traded on different stock exchanges in different currencies.

Yield curve

A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A “normal or positive” yield curve indicates that short-term securities have a lower interest rate than long-term securities; an “inverted or negative” yield curve indicates short-term rates are exceeding long-term rates; and a “flat yield curve” means short- and long-term rates are about the same.

Indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

PHOENIX-GOODWIN MONEY MARKET SERIES

ABOUT YOUR SERIES EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Money Market Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Money Market Series	Beginning Account Value June 30, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,015.60	$3.34
Hypothetical (5% return before expenses)	1,000.00	1,021.85	3.36

*	Expenses are equal to the series’ annualized expense ratio of 0.65%, which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

Actual return as calculated in the above table is based on the series’ return for the past six months. While required to be presented in this format, it is not the series’ actual return for the year ended December 31, 2005. The series’ actual return at NAV for the fiscal year was 2.58%. Utilizing this 12 month return yields an account value at December 31, 2005 of $1,025.80.

You can find more information about the series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs including contractual charges associated with the separate account refer to the series prospectus and the contract prospectus.

PHOENIX-GOODWIN MONEY MARKET SERIES

Sector Weightings	12/31/05

As a percentage of total investments

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005

FACE VALUE (000)	DESCRIPTION	INTEREST RATE	MATURITY DATE	VALUE
FEDERAL AGENCY SECURITIES(c)—3.7%
$2,500	FHLB	2.23%	5/26/06	$2,479,518
3,000	FHLB	3.50	12/29/06	2,964,192

TOTAL FEDERAL AGENCY SECURITIES				5,443,710

			RESET DATE
FEDERAL AGENCY SECURITIES—VARIABLE(b)—2.2%
93	SBA (Final Maturity 1/25/21)	4.50	1/1/06	93,366
471	SBA (Final Maturity 10/25/22)	4.25	1/1/06	469,067
762	SBA (Final Maturity 11/25/21)	4.38	1/1/06	762,079
302	SBA (Final Maturity 2/25/23)	4.25	1/1/06	302,003
277	SBA (Final Maturity 2/25/23)	4.25	1/1/06	276,760
516	SBA (Final Maturity 3/25/24)	4.38	1/1/06	515,904
127	SBA (Final Maturity 5/25/21)	4.25	1/1/06	126,951
617	SBA (Final Maturity 9/25/23)	4.13	1/1/06	614,161

TOTAL FEDERAL AGENCY SECURITIES—VARIABLE				3,160,291

		DISCOUNT RATE	MATURITY DATE
COMMERCIAL PAPER—81.2%
1,805	Sysco Corp.	4.15	1/3/06	1,804,584
515	Goldman Sachs Group, Inc. (The)	4.36	1/4/06	514,813
1,300	Clipper Receivables Co. LLC	4.13	1/5/06	1,299,403
3,500	Private Export Funding Corp.	3.92	1/5/06	3,498,476
2,400	Preferred Receivables Funding Corp.	4.28	1/9/06	2,397,717
1,535	Gannett Co., Inc.	4.26	1/10/06	1,533,365
3,000	Goldman Sachs Group, Inc. (The)	4.33	1/10/06	2,996,752
1,420	George Street Finance LLC	4.30	1/11/06	1,418,304
2,000	Verizon Network Funding Corp.	4.27	1/11/06	1,997,628
2,150	Alpine Securitization Corp.	4.27	1/12/06	2,147,195
3,530	George Street Finance LLC	4.30	1/12/06	3,525,362
3,220	Ranger Funding Co. LLC	4.25	1/12/06	3,215,818
400	Old Line Funding Corp.	4.32	1/13/06	399,424
2,635	UBS Finance Delaware LLC	4.28	1/13/06	2,631,241
2,500	Golden Peanut Co. LLC	4.12	1/17/06	2,495,422
970	Preferred Receivables Funding Corp.	4.30	1/17/06	968,146
1,966	Preferred Receivables Funding Corp.	4.31	1/17/06	1,962,234
1,655	Verizon Network Funding Corp.	4.27	1/17/06	1,651,859
1,550	Bank of America Corp.	4.30	1/18/06	1,546,853
5,000	Govco, Inc.	4.25	1/18/06	4,989,965
350	UBS Finance Delaware LLC	4.26	1/18/06	349,296
2,250	CAFCO LLC	4.20	1/19/06	2,245,275
1,550	General Electric Capital Corp.	4.18	1/19/06	1,546,761
3,000	General Electric Capital Corp.	4.20	1/19/06	2,993,700
2,500	Goldman Sachs Group, Inc. (The)	4.30	1/20/06	2,494,326
3,500	Danske Corp.	4.27	1/23/06	3,490,867

See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET SERIES

FACE VALUE (000)	DESCRIPTION	DISCOUNT RATE	MATURITY DATE	VALUE
COMMERCIAL PAPER—continued
$1,400	Bank of America Corp.	4.28%	1/24/06	$1,396,172
2,490	Ranger Funding Co. LLC	4.30	1/24/06	2,483,159
1,500	Govco, Inc.	4.30	1/25/06	1,495,700
2,260	Clipper Receivables Co. LLC	4.30	1/26/06	2,253,251
3,625	NetJets, Inc.	4.27	1/26/06	3,614,251
3,500	UBS Finance Delaware LLC	4.25	1/26/06	3,489,670
2,700	Clipper Receivables Co. LLC	4.30	1/27/06	2,691,615
222	UBS Finance Delaware LLC	4.20	1/27/06	221,327
1,520	Ranger Funding Co. LLC	4.32	1/31/06	1,514,528
2,500	Harley-Davidson Funding Corp.	4.30	2/2/06	2,490,444
2,680	Atlantic Industries	4.28	2/6/06	2,668,530
2,710	Old Line Funding Corp.	4.32	2/6/06	2,698,293
4,144	Old Line Funding Corp.	4.32	2/7/06	4,125,601
2,955	Gemini Securitization LLC	4.23	2/13/06	2,940,070
2,200	CAFCO LLC	4.32	2/14/06	2,188,384
1,000	CIT Group, Inc.	3.90	2/14/06	995,233
2,000	CIT Group, Inc.	3.92	2/16/06	1,989,982
2,500	CAFCO LLC	4.36	2/17/06	2,485,769
3,800	Alpine Securitization Corp.	4.35	2/21/06	3,776,582
2,000	George Street Finance LLC	4.40	3/13/06	1,982,644
3,030	Gemini Securitization LLC	4.39	3/16/06	3,002,658
3,000	Private Export Funding Corp.	4.13	3/16/06	2,974,532
1,100	Private Export Funding Corp.	4.22	3/23/06	1,089,556
3,400	Danske Corp.	4.07	3/27/06	3,367,327
1,000	Alpine Securitization Corp.	4.45	5/1/06	985,167
3,900	CIT Group, Inc.	4.47	5/2/06	3,841,406

TOTAL COMMERCIAL PAPER			.	118,876,637

		INTEREST RATE
MEDIUM TERM NOTES—11.7%
5,000	HSH Nordbank AG (Germany) 144A (b) (d) (e)	4.37	2/23/07	5,000,000
2,500	General Electric Capital Corp. (b)	4.52	3/29/06	2,501,226
500	Wells Fargo & Co. (c)	6.88	4/1/06	503,910
2,500	Washington Mutual Finance Corp.	6.25	5/15/06	2,518,889
3,250	Wells Fargo & Co. (b)	4.57	6/12/06	3,251,318
3,400	Bank of America Corp. (b)	4.32	11/17/06	3,400,000

TOTAL MEDIUM TERM NOTES				17,175,343

CERTIFICATES OF DEPOSIT—0.8%
1,255	Wells Fargo Bank NA (b)	4.32	7/24/06	1,254,910

TOTAL CERTIFICATES OF DEPOSIT				1,254,910

TOTAL INVESTMENTS—99.6%
(Identified cost $145,910,891)				145,910,891	(a)
Other assets and liabilities, net—0.4%				520,338

NET ASSETS—100.0%				$146,431,229

(a)	Federal Income Tax Information: At December 31, 2005, the aggregate cost of securities was the same for book and federal income tax purposes.

(b)	Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(c)	The interest rate shown is the coupon rate.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $5,000,000 or 3.4% of net assets.

(e)	Foreign medium term note is determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G. “Foreign Security Country Determination” in the Notes to Financial Statements.

See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets
Investment securities at value (Identified cost $145,910,891)	$145,910,891
Cash	24,813
Receivables
Fund shares sold	1,161,506
Interest	80,201
Prepaid expenses	9,777

Total assets	147,187,188

Liabilities
Payables
Fund shares repurchased	642,009
Investment advisory fee	35,331
Dividend distributions	14,770
Financial agent fee	9,820
Administration fee	8,725
Trustees’ fee	1,234
Other accrued expenses	44,070

Total liabilities	755,959

Net Assets	$146,431,229

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$146,431,229

Net Assets	$146,431,229

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	14,643,187

Net asset value and offering price per share	$10.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

Investment Income
Interest	$4,843,289

Total investment income	4,843,289

Expenses
Investment advisory fee	607,311
Financial agent fee	116,937
Administration fee	110,834
Printing	61,407
Professional	31,000
Custodian	24,841
Trustees	11,829
Miscellaneous	37,915

Total expenses	1,002,074
Less expenses reimbursed by investment advisor	(12,476)
Custodian fees paid indirectly	(2,717)

Net expenses	986,881

Net investment income	$3,856,408

See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Operations
Net investment income	$3,856,408	$1,408,895

Increase (decrease) in net assets resulting from operations	3,856,408	1,408,895

From Distributions to Shareholders
Net investment income	(3,856,408)	(1,408,895)

Decrease in net assets from distributions to shareholders	(3,856,408)	(1,408,895)

From Share Transactions
Proceeds from sales of shares (9,829,813 and 11,035,645 shares, respectively)*	98,298,132	110,356,450 *
Net asset value of shares issued from reinvestment of distributions (385,641 and 140,890 shares, respectively)	3,856,408	1,408,895
Cost of shares repurchased (11,271,888 and 15,741,381 shares, respectively)*	(112,718,881)	(157,413,868)*

Increase (decrease) in net assets from share transactions	(10,564,341)	(45,648,523)

Net increase (decrease) in net assets	(10,564,341)	(45,648,523)
Net Assets
Beginning of period	156,995,570	202,644,093

End of period	$146,431,229	$156,995,570

*	See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout the indicated period)

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00
Income from investment operations
Net investment income	0.26	0.08	0.07	0.14	0.38
Net realized gain	—	—	—	—	— (1)

Total from investment operations	0.26	0.08	0.07	0.14	0.38

Less distributions
Dividends from net investment income	(0.26)	(0.08)	(0.07)	(0.14)	(0.38)
Distributions from net realized gains	—	—	—	—	— (1)

Total distributions	(0.26)	(0.08)	(0.07)	(0.14)	(0.38)

Net asset value, end of period	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	2.58%	0.79%	0.68%	1.42%	3.82%
Ratios/supplemental data:
Net assets, end of period (thousands)	$146,431	$156,996	$202,644	$255,759	$260,629
Ratio to average net assets of:
Net operating expenses	0.65%	0.64%	0.59%	0.56%	0.55%
Gross operating expenses	0.66%	0.64%	0.59%	0.56%	0.60%
Net investment income	2.54%	0.77%	0.69%	1.41%	3.63%

(1)	Amount is less than $0.01.

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

Note 1—Organization

The Phoenix Edge Series Fund (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is organized with series which are available only to the sub accounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C, and D.

The Fund is comprised of 22 series (each a “series”) each having a distinct investment objective as outlined below:

Fund Name	Investment Objective
Phoenix Mid-Cap Growth Series	Capital appreciation.
(“Mid-Cap Growth”)

Phoenix Strategic Theme Series	Long-term capital appreciation.
(“Strategic Theme”)

Phoenix-Aberdeen International Series	High total return consistent with reasonable risk.
(“Aberdeen International”)

Phoenix-AIM Growth Series	Long-term growth of capital.
(“AIM Growth”)

Phoenix-Alger Small-Cap Growth Series	Long-term capital growth.
(“Alger Small-Cap Growth”)

Phoenix-Alliance/Bernstein Enhanced Index Series	High total return.
(“Alliance/Bernstein Enhanced Index”)

Phoenix-Duff & Phelps Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis.
(“Duff & Phelps Real Estate Securities”)

Phoenix-Engemann Capital Growth Series (“Engemann Capital Growth”)	Intermediate and long-term capital appreciation, with income as a secondary consideration.

Phoenix-Engemann Growth and Income Series	Dividend growth, current income and capital appreciation.
(“Engemann Growth and Income”)

Phoenix-Engemann Small-Cap Growth Series	Long-term growth of capital.
(“Engemann Small-Cap Growth”)

Phoenix-Engemann Strategic Allocation Series (”Engemann Strategic Allocation”)	High total return over an extended period of time consistent with prudent investment risk.

Phoenix-Engemann Value Equity Series (“Engemann Value Equity”)	Long-term capital appreciation, with current income as a secondary consideration.

Phoenix-Goodwin Money Market Series	As high a level of current income as is consistent with the
(“Goodwin Money Market”)	preservation of capital and maintenance of liquidity.

Phoenix-Goodwin Multi-Sector Fixed Income Series	Long-term total return.
(“Goodwin Multi-Sector Fixed Income”)

Phoenix-Goodwin Multi-Sector Short Term Bond Series (“Goodwin Multi-Sector Short Term Bond”)	To provide high current income while attempting to limit changes in the series’ net asset value per share caused by interest rate changes.

Phoenix-Kayne Rising Dividends Series (“Kayne Rising Dividends”)	Long-term capital appreciation, with dividend income as a secondary consideration.

Phoenix-Kayne Small-Cap Quality Value Series (“Kayne Small-Cap Quality Value”)	Long-term capital appreciation, with dividend income as a secondary consideration.

Phoenix-Lazard International Equity Select Series	Long-term capital appreciation.
(“Lazard International Equity Select”)

Phoenix-Northern Dow 30 Series (“Northern Dow 30”)	To track the total return of the Dow Jones Industrial AverageSM before series’ expenses.

Phoenix-Northern Nasdaq-100 Index® Series (“Northern Nasdaq-100 Index®”)	To track the total return of the NASDAQ-100 Index® before series’ expenses.

Phoenix-Sanford Bernstein Mid-Cap Value Series (“Sanford Bernstein Mid-Cap Value”)	Long-term capital appreciation, with current income as a secondary consideration.

Phoenix-Sanford Bernstein Small-Cap Value Series (“Sanford Bernstein Small-Cap Value”)	Long-term capital appreciation by investing primarily in small- capitalization stocks that appear to be undervalued, with current income as a secondary consideration.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Prior year subscriptions and redemptions have been reclassified to conform with the current period presentation to present such activity on a shareholder basis.

A.	Security Valuation

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2005, the total value of these securities represented the following approximate percentage of net assets:

Series	Percentage of Net Assets
Goodwin Multi-Sector Short Term Bond	5.2%

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

Goodwin Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

B.	Security Transactions and Related Income

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.	Income Taxes

Each series is treated as a separate taxable entity. It is the policy of each series in the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D.	Distributions to Shareholders

Distributions are recorded by each series on the ex-dividend date. For the Money Market Series, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred by the Fund with respect to more than one series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more appropriately made.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

F.	Foreign Currency Translation

Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G.	Foreign Security Country Determination

A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H.	Forward Currency Contracts

Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2005, the series did not have open forward currency contracts.

I.	Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

At December 31, 2005, the following series had entered into futures contracts as follows:

	Expiration Date	Number of Contracts	Value of Contracts when Opened	Market Value of Contracts	Unrealized Appreciation (Depreciation)
Northern Dow 30
Dow Jones Industrial Average Index	March ’06	3	$325,530	$322,320	$(3,210)

Northern Nasdaq-100 Index®
Nasdaq-100 Index	March ’06	10	340,800	331,800	(9,000)

J.	REIT Investments

Dividend income is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

K.	When-Issued and Delayed Delivery Transactions

Certain series may engage in when-issued or delayed delivery transactions. Each series records when-issued and delayed delivery securities on the trade date. Each series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

L.	Repurchase Agreements

A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

M.	Securities Lending

Certain series may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the “Custodian”). Under the terms of the agreement, the series receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the series net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

N.	Loan Agreements

Certain series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

O.	Options

Certain series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

The series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

Certain series’ may purchase options which are included in the series’ Schedules of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2005, the Fund did not have any options outstanding.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Note 3—Investment Advisory Fees and Related Party Transactions

The advisors to the Fund are Phoenix Investment Counsel, Inc. (“PIC”), Phoenix Variable Advisors, Inc. (“PVA”), Duff & Phelps Investment Management Co. (“DPIM”), and Engemann Asset Management (“EAM”). As compensation for their services to the Fund, the advisors are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

Series	Advisor	$250 million	$250 million	$500 million
Mid-Cap Growth	PVA	0.80%	0.80%	0.80%
Strategic Theme	PVA	0.75	0.70	0.65
Aberdeen International	PIC	0.75	0.70	0.65
AIM Growth	PVA	0.75	0.75	0.75
Alger Small-Cap Growth	PVA	0.85	0.85	0.85
Alliance/Bernstein Enhanced Index	PVA	0.45	0.45	0.45
Engemann Capital Growth	PIC	0.70	0.65	0.60
Engemann Growth and Income	EAM	0.70	0.65	0.60
Engemann Small-Cap Growth	PIC	0.90	0.90	0.90
Engemann Strategic Allocation	PIC	0.60	0.55	0.50
Engemann Value Equity	EAM	0.70	0.65	0.60
Goodwin Money Market	PIC	0.40	0.35	0.30
Goodwin Multi-Sector Fixed Income	PIC	0.50	0.45	0.40
Goodwin Multi-Sector Short Term Bond	PIC	0.50	0.45	0.40
Kayne Rising Dividends	PIC	0.70	0.70	0.70
Kayne Small-Cap Quality Value	PIC	0.90	0.90	0.90
Lazard International Equity Select	PVA	0.90	0.90	0.90
Northern Dow 30	PVA	0.35	0.35	0.35
Northern Nasdaq-100 Index®	PVA	0.35	0.35	0.35
Sanford Bernstein Mid-Cap Value	PVA	1.05	1.05	1.05
Sanford Bernstein Small-Cap Value	PVA	1.05	1.05	1.05

		Rate for first $1 Billion	Rate for next $1 Billion	Rate for over $2 Billion
Duff & Phelps Real Estate Securities	DPIM	0.75%	0.70%	0.65

Pursuant to a subadvisory agreement with the Fund, certain advisors delegate certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the respective advisor.

Series	Subadvisor
Mid-Cap Growth	Bennett Lawrence Management LLC (“Bennett Lawrence”)
Strategic Theme	Bennett Lawrence Management LLC (“Bennett Lawrence”)
Aberdeen International	Aberdeen Asset Management Inc. (“Aberdeen”)
AIM Growth	A I M Capital Management, Inc. (“AIM”)
Alger Small-Cap Growth	Fred Alger Management, Inc. (“Alger”)
Alliance Bernstein Enhanced Index	Alliance Capital Management L.P. (Alliance)
Engemann Capital Growth	Engemann Asset Management (“Engemann”)
Engemann Small-Cap Growth	Engemann Asset Management (“Engemann”)
Engemann Strategic Allocation	Engemann Asset Management (“Engemann”)
Kayne Rising Dividends	Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)
Kayne Small-Cap Quality Value	Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)
Lazard International Equity Select	Lazard Asset Management LLC (“Lazard”)
Northern Dow 30	Northern Trust Investments N.A. (“Northern”)
Northern Nasdaq-100 Index®	Northern Trust Investments, N.A. (“Northern”)
Sanford Bernstein Mid-Cap Value	Alliance Capital Management L.P. (“Alliance”)
Sanford Bernstein Small-Cap Value	Alliance Capital Management L.P. (“Alliance”)

PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. (“PXP”). DPIM is a direct subsidiary of PXP. Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of PXP. Kayne is wholly-owned by PXP. PXP in turn is an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”).

Pursuant to a subadvisory agreement between PVA and Bennett Lawrence effective August 12, 2005, Bennett Lawrence is the subadvisor and furnishes portfolio management services to Mid-Cap Growth Series and Strategic Theme Series. For the services provided, PVA pays a monthly fee to Bennett Lawrence based on an annual percentage of the average daily net assets of each series’ as follows:

Series

Mid-Cap Growth based on an annual percentage of 0.40% of the average daily net assets of the series.

Series	First $250 million	Next $250 million	Excess $500 Million
Strategic Theme	0.375%	0.350%	0.325%

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

For the period of January 1, 2005 through August 11, 2005, PIC was the advisor to the Mid-Cap Growth Series and Strategic Theme Series. PIC had engaged Seneca Capital Management LLC as the subadvisor to the series. For the services provided, PIC paid a monthly fee to Seneca for Mid-Cap Growth Series based on an annual percentage of the average daily net assets of 0.40%; and for Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $201 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

PIC has engaged Aberdeen as a subadvisor to Aberdeen International. Aberdeen provides the day-to-day portfolio management for this series. For implementing certain portfolio transactions and providing other services to this series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this series as follows:

Series	First $250 million	Next $250 million	Excess $500 Million
Aberdeen International	0.375%	0.350%	0.325%

Pursuant to a subadvisory agreement between PVA and AIM, AIM is the subadvisor and furnishes portfolio management services to AIM Growth. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of this series as follows:

Series	Rate for first $500 Million	Rate for next $400 Million	Rate for next $600 Million	Rate for over $1.5 Billion
AIM Growth	0.400%	0.375%	0.350%	0.250%

Pursuant to a subadvisory agreement between PVA and Alger, Alger is the subadvisor and furnishes portfolio management services to the Alger Small-Cap Growth Series. For the services provided, PVA pays a monthly fee to Alger based on an annual percentage of 0.45% of the average daily net assets of the series.

Pursuant to a subadvisory agreement between PVA and Alliance, Alliance is the subadvisor and furnishes portfolio management services to the Alliance/Bernstein Enhanced Index. Alliance will manage the portion of the series’ assets invested in value stocks through its Bernstein Investment Research and Management unit (the “Bernstein Unit”). For the services provided PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of this series as follows:

Series	Rate for first $50 Million	Rate for next $150 Million	Rate for over $200 Million
Alliance/Bernstein Enhanced Index	0.225%	0.180%	0.135%

Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of these series as follows:

Series	Rate for first $25 Million	Rate for over $25 Million
Sanford Bernstein Mid-Cap Value	0.80%	0.60%

	Rate for first $10 Million	Rate for next $10 Million	Rate for over $20 Million
Sanford Bernstein Small-Cap Value(1)	0.9000%	0.7875%	0.6750%

(1)	These series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series’ assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

Pursuant to subadvisory agreements between PIC and Engemann with respect to Engemann Capital Growth, Engemann Small-Cap Growth, and the equity portion of Engemann Strategic Allocation, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services to these series. For the services provided, PIC pays a monthly fee to Engemann on an annual percentage of the average daily net assets of these series as follows:

Series	Rate for up to $3 Billion	Excess of $3 Billion
Engemann Capital Growth	0.10%	0.30%

For Engemann Small-Cap Growth PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of 0.45%, and for the equity portion of Engemann Strategic Allocation PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of 0.20%.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Pursuant to a subadvisory agreement between PIC and Kayne, Kayne is the subadvisor and furnishes portfolio management services to the series. For the services provided, PIC pays a monthly fee to Kayne based on an annual percentage of these average daily net assets of these series as follows:

Series	Rate for up to $800 Million	Rate in excess of $800 Million
Kayne Rising Dividends	0.30%	0.25%

Series	Rate for up to $200 Million	Rate in excess of $200 Million
Kayne Small-Cap Quality Value	0.50%	0.45%

Pursuant to a subadvisory agreement between PVA and Lazard, Lazard is the subadvisor and furnishes portfolio management services to the series. PIC pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the series as follows:

Series	Rate for up to $500 Million	Rate in excess of $500 Million
Lazard International Equity Select	0.45%	0.40%

Pursuant to a subadvisory agreement between PVA and Northern, Northern is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Northern Dow 30 and Northern Nasdaq-100 Index®. For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of 0.10% of the average daily net assets of each of these series, with a minimum annual fee for each series of $100,000.

The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the fiscal year ended (“the period”) December 31, 2005, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

The advisors will not seek to recapture any prior year’s waived investment advisory fees.

Series	Maximum Operating Expense
Mid-Cap Growth	0.35%
Strategic Theme	0.35
Aberdeen International	0.40
AIM Growth	0.25
Alger Small-Cap Growth	0.15
Alliance/Bernstein Enhanced Index	0.20
Duff & Phelps Real Estate Securities	0.35
Engemann Capital Growth	0.25
Engemann Growth and Income	0.25
Engemann Small-Cap Growth	0.35
Engemann Strategic Allocation	0.25
Engemann Value Equity	0.25
Goodwin Money Market	0.25
Goodwin Multi-Sector Fixed Income	0.25
Goodwin Multi-Sector Short Term Bond (1)	0.20
Kayne Rising Dividends	0.15
Kayne Small-Cap Quality Value	0.15
Lazard International Equity Select	0.15
Northern Dow 30	0.25
Northern Nasdaq-100 Index®	0.25
Sanford Bernstein Mid-Cap Value	0.25
Sanford Bernstein Small-Cap Value	0.25

(1)	For the period June 2, 2003 through May 31, 2004, the Advisor voluntarily waived its entire management fee of 0.50% for Goodwin Multi-Sector Short Term Bond. The waiver is now terminated.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As Financial Agent to the Fund and to each series, Phoenix Equity Planning Corporation (“PEPCO”), an indirect majority-owned subsidiary of PNX, receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended December 31, 2005, the Fund paid financial agent fees totaling $2,157,999.

Pursuant to an Administration Agreement, Phoenix Life Insurance Company (“PLIC”), a wholly-owned subsidiary of PNX, receives a service fee at the annual rate of 0.073% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2005, the Fund paid PLIC $1,888,713.

At December 31, 2005, PLIC and affiliates held shares in the Fund which had the following aggregate value:

Alger Small-Cap Growth	$2,626,044
Kayne Rising Dividends	574,636
Kayne Small-Cap Quality Value	798,261

Note 4—Purchases and Sales of Securities

Purchases and sales of securities during the period ended December 31, 2005, (excluding U.S. Government and agency securities, short-term securities, futures contracts, and forward currency contracts) aggregated to the following:

	Purchases	Sales
Mid-Cap Growth	$90,239,827	$107,054,383
Strategic Theme	113,176,523	131,630,502
Aberdeen International	78,449,945	97,187,785
AIM Growth	53,308,236	73,283,450
Alger Small-Cap Growth	36,512,881	36,358,878
Alliance/Bernstein Enhanced Index	15,232,644	31,792,907
Duff & Phelps Real Estate Securities	35,379,299	31,217,963
Engemann Capital Growth	351,103,209	467,761,726
Engemann Growth and Income	63,339,772	76,295,917
Engemann Small-Cap Growth	17,331,742	20,896,510
Engemann Strategic Allocation	184,880,579	271,423,557
Engemann Value Equity	68,365,194	98,865,492
Goodwin Money Market	8,477,865	—
Goodwin Multi-Sector Fixed Income	181,204,656	185,288,390
Goodwin Multi-Sector Short Term Bond	38,302,363	31,607,250
Kayne Rising Dividends	5,069,013	9,198,744
Kayne Small-Cap Quality Value	4,830,912	2,114,079
Lazard International Equity Select	50,744,060	9,855,202
Northern Dow 30	3,854,433	10,242,327
Northern Nasdaq-100 Index®	4,462,369	7,202,554
Sanford Bernstein Mid-Cap Value	43,502,596	42,115,268
Sanford Bernstein Small-Cap Value	25,057,550	21,343,344

Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2005 were as follows:

	Purchases	Sales
Engemann Strategic Allocation	$50,282,614	$36,997,474
Goodwin Multi-Sector Fixed Income	38,173,111	30,659,624
Goodwin Multi-Sector Short Term Bond	13,862,063	7,108,861

Note 5—Credit Risk and Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a series’ ability to repatriate.

Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the advisors and/or subadvisors to accurately predict risk.

Note 6—Illiquid and Restricted Securities

Investments shall be considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the series’ Schedule of Investments where applicable.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

At December 31, 2005, the series held the following restricted securities:

	Acquisition Date	Acquisition Cost	Market Value	% of Net Assets at 12/31/05
Alger Small-Cap Growth Autobytel, Inc	6/20/03	$20,288	$18,560	0.1%
Alliance/Bernstein Enhanced Index Seagate Technology Tax Refund Rights	11/22/00	0	948	0.0
Engemann Strategic Allocation ITW Cupids Financial Trust I 144A 6.55%, 12/31/11	4/18/02	1,996,980	2,132,486	0.6
Goodwin Multi-Sector Fixed Income Candescent Technologies Corp. Cv 144A 8%, 5/01/03	3/6/00	40,000	0	0.0

Each series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

Note 7—Indemnifications

Under the series’ organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the series. In addition, the series’ enter into contracts that contain a variety of indemnifications. The series’ maximum exposure under these arrangements is unknown. However, the series’ has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 8—Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission (“SEC”) conducted an examination of the Company’s investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

Note 9—Federal Income Tax Information

The following series have capital loss carryovers which may be used to offset future capital gains.

	Expiration Year
	2007	2008	2009	2010	2011	2012	2013	Total
Mid-Cap Growth	$—	$—	$12,410,052	$16,035,347	$—	$—	$—	$28,445,399
Strategic Theme	—	—	60,527,050	27,319,632	—	—	—	87,846,682
Aberdeen International	—	—	—	16,420,535	19,740,631	—	—	36,161,166
AIM Growth	—	2,465,283	18,423,160	18,330,727	11,077,954	—	2,820,243	53,117,367
Alliance/Bernstein Enhanced Index	—	—	934,668	15,534,573	7,836,272	—	—	24,305,513
Engemann Capital Growth	—	—	228,664,499	73,263,809	5,973,373	—	—	307,901,681
Engemann Growth and Income	—	—	—	5,372,020	5,418,582	—	—	10,790,602
Engemann Small-Cap Growth	—	—	—	2,591,910	744,060	—	—	3,335,970
Engemann Value Equity	—	—	—	1,302,412	—	—	—	1,302,412
Goodwin Multi-Sector Fixed Income	977,601	6,659,630	4,980,791	7,850,329	—	—	—	20,468,351
Goodwin Multi-Sector Short Term Bond	—	—	—	—	18,992	171,793	158,707	349,492
Northern Dow 30	—	—	—	—	—	408,663	279,972	686,635
Northern Nasdaq-100 Index®	—	35,822	775,525	542,317	931,918	348,546	294,654	2,928,782

Included in the Aberdeen International amounts are $199,054 and $141,303, respectively, which were acquired in connection with the mergers of the Aberdeen New Asia Series on February 7, 2003 and Sanford Bernstein Global Value Series on September 24, 2004.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Included in the Engemann Capital Growth’s amounts are $6,011,292, which were acquired in connection with the merger of the Engemann Nifty Fifty Series on April 5, 2002.

Included in the AIM Growth amounts (formerly Janus Growth Series) are $1,612,557; $3,406,333; and $974,489, respectively, which were acquired in connection with the mergers of the Janus Core Equity Series on March 22, 2002; Van Kampen Focus Equity Series on February 14, 2003; and MFS Investors Growth Stock Series on February 14, 2003.

A series may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

The following series utilized losses deferred in prior years against current year capital gains as follows:

Mid-Cap Growth	$7,125,008
Strategic Theme	4,307,136
Aberdeen International	21,856,170
Alger Small-Cap Growth	750,451
Alliance/Bernstein Enhanced Index	2,451,037
Engemann Capital Growth	38,574,297
Engemann Growth and Income	6,132,190
Engemann Small-Cap Growth	2,306,542
Engemann Value Equity	9,918,718
Goodwin Multi-Sector Fixed Income	1,500,570
Kayne Rising Dividends	129,694

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2005, the following series deferred and /or recognized post October losses as follows:

	Capital Deferred	Capital Recognized	Currency Deferred	Currency Recognized
Aberdeen International	$—	$—	$36,915	$28,273
AIM Growth	—	757,676	—	6,781
Alger Small-Cap Growth	258,832	—	—	—
Engemann Capital Growth	—	863,851	—	—
Engemann Strategic Allocation	—	—	114,841	—
Goodwin Multi-Sector Fixed Income	185,847	—	289,184	—
Goodwin Multi-Sector Short Term Bond	44,414	—	101,921	1,018
Lazard International Equity Select	—	83	—	—
Northern Nasdaq-100 Index®	691,978	—	—	—

The components of distributable earnings on a tax basis, (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Aberdeen International	$1,019,699	$—
Alliance/Bernstein Enhanced Index	98,232	—
Duff & Phelps Real Estate Securities	348,359	2,020,094
Engemann Strategic Allocation	5,076,265	4,438,246
Engemann Value Equity	176,394	—
Goodwin Multi-Sector Fixed Income	982,996	—
Goodwin Multi-Sector Short Term Bond	205,517	—
Kayne Rising Dividends	17,507	26,798
Kayne Small-Cap Quality Value	11,906	—
Lazard International Equity Select	525,025	774,453
Northern Dow 30	56,176	—
Sanford Bernstein Mid-Cap Value	282,173	3,950,095
Sanford Bernstein Small-Cap Value	336,130	1,892,881

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Note 10—Reclassification of Capital Accounts

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Funds. As of December 31, 2005, the following series recorded reclassifications to increase (decrease) the accounts listed below:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Capital Paid In on Shares of Beneficial Interest
Mid-Cap Growth	$393,778	$—	$(393,778)
Strategic Theme	288,025	—	(288,025)
Aberdeen International	596,389	(596,389)	—
AIM Growth	26,235	(5,959)	(20,276)
Alger Small-Cap Growth	112,238	(112,091)	(147)
Alliance/Bernstein Enhanced Index	—	1,089	(1,089)
Engemann Capital Growth	1,728	—	(1,728)
Engemann Growth and Income	12,568	3,109	(15,677)
Engemann Small-Cap Growth	179,357	—	(179,357)
Engemann Strategic Allocation	(259,046)	258,760	286
Engemann Value Equity	(9,830)	9,830	—
Goodwin Multi-Sector Fixed Income	(906,063)	906,063	—
Goodwin Multi-Sector Short Term Bond	(181,857)	181,857	—
Northern Nasdaq-100 Index®	8,360	—	(8,360)
Sanford Bernstein Small-Cap Value	128,347	(122,866)	(5,481)

Note 11—Mergers and Investment Management Changes

Effective August 12, 2005, Seneca Capital Management, LLC was terminated as the subadvisor for the Phoenix-Seneca Mid-Cap Growth Series and Phoenix-Seneca Strategic Theme Series. Also effective August 12, 2005, PVA assumed investment advisory responsibility from PIC for each series. PVA and the Fund have been granted an exemptive order from the SEC that permits them to hire, terminate and replace subadvisors without shareholder approval. As permitted by the Order, also effective August 12, 2005, PVA retained Bennett Lawrence Management, LLC as subadvisor to each series, to replace Seneca. Commensurate with the change in subadvisor, the names of the series have been changed to Phoenix Mid-Cap Growth Series and Phoenix Strategic Theme Series, respectively.

State Street Research & Management Company (“SSR”) notified PVA that it was terminating its subadvisory relationship with PVA to subadvise Phoenix-State Street Research Small-Cap Growth Series, a series of the Fund. PVA and the Fund have been granted an exemptive order from the SEC that permits PVA and the Fund to hire, terminate and replace subadvisors without shareholder approval. Effective January 7, 2005, PVA hired Fred Alger Management, Inc. (“Alger”), as the new subadvisor for the series, and the name of the series changed to Phoenix-Alger Small-Cap Growth Series.

On November 29, 2004, PVA terminated Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), as subadvisor for the Phoenix-MFS Investors Growth Stock Series, a series of the Fund. PVA and the Fund have been granted an exemptive order from the SEC that permits PVA and the Fund Investors to hire, terminate and replace subadvisors without shareholder approval. Upon termination of MFS, PVA hired AIM Capital Management, Inc. (“AIM”) as the new subadvisor to the series, and the Phoenix-MFS Growth Stock Series was changed to Phoenix-AIM Capital Growth Series.

On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on September 24, 2004. Sanford Bernstein Global Value’s net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value’s net assets on that date of $36,459,749 including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately 0.94 shares of Engemann Value Equity.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap’s net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

On September 17, 2004, Engemann Growth & Income acquired all of the net assets of Alliance/Bernstein Growth + Value (“Growth + Value”) and MFS Investors Trust (“Investors Trust”) pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth & Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value’s net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust’s net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth & Income. The aggregate net assets of Engemann Growth & Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately 0.89 shares of Engemann Growth and Income.

On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income’s net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

Note 12—Manager of Managers

The Fund and PVA have received an exemptive order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund’s Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

Note 13—Mixed and Shared Funding

Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund’s Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Tax Information Notice (Unaudited)

For the fiscal year ended December 31, 2005, the series’ designated long-term capital gains dividends as follows:

Alger Small-Cap Growth	$1,018,143
Duff & Phelps Real Estate Securities	6,788,389
Engemann Strategic Allocation	8,164,043
Kayne Rising Dividends	127,678
Kayne Small-Cap Quality Value	304,795
Lazard International Equity Select	1,327,631
Sanford Bernstein Mid-Cap Value	11,235,446
Sanford Bernstein Small-Cap Value	5,135,290

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 22 series constituting The Phoenix Edge Series Fund, (hereafter referred to as the “Fund”) at December 31, 2005 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 16, 2006

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR

PHOENIX-GOODWIN MONEY MARKET SERIES (the “Series”)

(Unaudited)

The Board of Trustees is responsible for determining whether to approve the Fund’s investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the “Advisory Agreement”) between Phoenix Investment Counsel, Inc. (“PIC”) and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board’s conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PIC and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by PIC and its affiliates covering matters such as the compliance of investment personnel and other access persons with PIC’s and the Series’ code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in PIC’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series’ shareholders. The Board also considered and was satisfied with the adequacy of PIC’s compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”) furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series was slightly below the average performance for the peer group for the 1 and 3 year to date periods, although the Series had been above its benchmark for the 5 year period.

Profitability. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2005, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

Name, Address, and Date of Birth	Position with the Trust and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
DISINTERESTED TRUSTEES
Frank M. Ellmer, CPA c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 4/11/40	Trustee Served since 1999	22	Retired.

John A. Fabian c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 2/5/34	Trustee Served since 1999	22	Retired.

Roger A. Gelfenbien c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 5/14/43	Trustee Served since 2000	22	Retired. Director, Webster Bank (2003-present). Director USAllianz Variable Insurance Product Trust, 23 funds (1999-present). Chairman/Trustee, The University of Connecticut (1997-2003).

Eunice S. Groark c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 2/1/38	Trustee Served since 1999	22	Attorney. Director, Peoples’ Bank (1995-present). Columnist, Journal-Inquirer (1995-2000).

Frank E. Grzelecki c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 6/19/37	Trustee Served since 2000	22	Retired. Director Barnes Group, Inc. (1997-present). Managing Director, Saugatuck Associates, Inc. (1999-2000).

John R. Mallin c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 7/28/50	Trustee Served since 1999	22	Partner/Attorney, McCarter & English, LLP (2003-present); Principal/Attorney, Cummings & Lockwood, LLC (1996-2003).

FUND MANAGEMENT TABLES

Name, Address, and Date of Birth	Position with the Trust and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held byTrustee
INTERESTED TRUSTEES

*Philip R. McLoughlin The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 10/23/46	Chairman/ Trustee Served since 2003	75	Management Consultant (2002-2004), Chairman (1997-2002), Chief Executive Officer (1995-2002), and Director (1995- 2002), Phoenix Investment Partners, Ltd. Director and Executive Vice President, The Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and Executive Vice President, Investments (1987-2002), Phoenix Life Insurance Company. Director (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel, Inc. Director (1982-2002) and President (1990-2000), Phoenix Equity Planning Corporation. Chairman and President, Phoenix/Zweig Advisers LLC (2001- 2002). Director (2001-2002) and President (April 2002- September 2002), Phoenix Investment Management Company. Director and Executive Vice President, Phoenix Life and Annuity Company (1996-2002). Executive Vice President (1994-2002) and Chief Investment Counsel (1994-2002), PHL Variable Insurance Company. Director, Phoenix National Trust Holding Company (2001-2002). Director (1985-2002) and Vice President (1986-2002) and Executive Vice President (2002- 2002), PM Holdings, Inc. Director (1992-2002) and President (1993-1994), WS Griffith Securities, Inc. Director, PXRE Corporation (Delaware) (1985-present), World Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex (1989-present).

**Philip K. Polkinghorn One American Row Hartford, CT 06102 DOB: 7/29/57	Trustee/ President Served since 2004	22	Executive Vice President, The Phoenix Companies, Inc. (2004-present). Vice President, Sun Life Financial Company (2001-2004). Director and President, Keyport Life (1999- 2001).

*	Mr. McLoughlin is an “interested person” as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

**	Mr. Polkinghorn is an “interested person” as defined under the Investment Company Act of 1940, by reason of his position with the Trust’s advisors and/or their affiliates.

FUND MANAGEMENT TABLES

Name, Address, Date of Birth and Position(s) with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES

Gina C. O’Connell One American Row Hartford, CT 06102 DOB: 10/17/62 Senior Vice President	Served since 2004	Senior Vice President, Life and Annuity Manufacturing (2003-present). The Phoenix Companies, Inc.; Senior Vice President, Life and Annuity Operations (2002-2003), Vice President, various marketing and product development departments (1998-2002), Phoenix Life Insurance Company.

Nancy G. Curtiss 56 Prospect Street Hartford, CT 06115 DOB:11/24/52 Vice President, Treasurer and Principal Accounting Officer	Treasurer, served since 1994; Vice President, served since 2000	Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000), Assistant Treasurer (2001- 2003), Phoenix Equity Planning Corporation. Vice President (2003-present), Phoenix Investment Partners, Ltd. Chief Financial Officer and Treasurer or Assistant Treasurer, certain Funds within the Phoenix Fund Complex (1994-present).

Marc Baltuch 900 Third Avenue New York, NY 10022 DOB: 9/23/45 Vice President and Chief Compliance Officer	Served since 2004	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice President and Compliance Officer, certain of the Funds within the Phoenix Fund Complex; Vice President, The Zweig Total Return Fund, Inc. (2004-present); Vice President, The Zweig Fund, Inc. (2004-pres- ent); President and Director of Watermark Securities, Inc. (1991-present); Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary, Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid Market Neutral Fund (1999-2002).

Kathleen A. McGah One American Row Hartford, CT 06102 DOB: 10/5/50 Vice President, Chief Legal Officer, Counsel and Secretary	Secretary since 2005	Phoenix Life Insurance Company (October 2005-present). Chief Legal Officer and Secretary of five mutual funds and six variable annuity separate account within the Travelers Life & Annuity complex (2004-2005), Assistant Secretary (1995-2004) of five mutual funds and six variable annuity separate accounts within the Travelers Life & Annuity complex. Deputy General Counsel (1999-2005), The Travelers Insurance Company.

THE PHOENIX EDGE SERIES FUND

101 Munson Street

Greenfield, MA 01301

Board of Trustees

Frank M. Ellmer, CPA

John A. Fabian

Roger A. Gelfenbien

Eunice S. Groark

Frank E. Grzelecki

John R. Mallin

Philip R. McLoughlin

Philip K. Polkinghorn

Executive Officers

Philip R. McLoughlin, Chairman

Philip K. Polkinghorn, President

Gina C. O’Connell, Senior Vice President

Nancy G. Curtiss, Vice President, Treasurer, and Principal Accounting Officer

Marc Baltuch, Vice President and Chief Compliance Officer

Kathleen A. McGah, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Advisors

Phoenix Investment Counsel, Inc.

56 Prospect Street

Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.

55 East Monroe Street, Suite 3600

Chicago, IL 60603

Engemann Asset Management

600 North Rosemead Boulevard

Pasedena, CA 91107-2101

Phoenix Variable Advisors, Inc.

One American Row

Hartford, CT 06102-5056

Custodians

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02206-5501

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

Important Notes to Performance Information	i
Fund Summaries
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Asset Allocation Fund	TGA-1
Templeton Global Income Securities Fund	TGI-1
Templeton Growth Securities Fund	TG-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

PHOENIXTIP A05 02-06

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	Since Inception (3/4/96)
Average Annual Total Return	+27.76%	+17.66%	+2.29%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund.

Total Return Index Comparison for Hypothetical $10,000 Investment (3/4/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI EM Index and the S&P/IFCI Composite Index, which returned +34.54% and +35.19% for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During the year under review, most Asian economies recorded robust growth, particularly those of China and India, which attracted new investment. China had a record year with new equity issuance, while India experienced record foreign fund inflows in 2005. In Latin America, market sentiment was positive as the region’s risk profile improved, economies’ financial positions improved, and governments reduced interest rates in light of subdued inflation and sustained economic recovery.

Eastern Europe experienced greater integration with Western Europe, implemented reforms, and had benign inflation and falling interest rates, which contributed to a favorable investment environment. Russia’s market was one of the strongest emerging markets performers as the MSCI Russia Index returned +73.77% in 2005.2 High commodity prices, especially for oil, provided a boost to the Russian economy. In Turkey, European Union accession talks, robust gross domestic product growth, implementation of key reforms, and International Monetary Fund support provided investors with reasons to remain confident.

In this environment, emerging markets had another strong year in 2005, as measured by the MSCI EM Index. Latin America and Eastern Europe led emerging markets performance, while emerging Asian markets, although experiencing double-digit returns, lagged the overall

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investing in emerging markets is subject to all the risks of foreign investing generally, and has additional, heightened risks, including market and currency fluctuations, economic instability, adverse social and political developments, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. The Fund’s prospectus also includes a description of the main investment risks.

index. Rising U.S. interest rates led investors to adopt a more cautious stance toward investing in Asia. However, in 2005’s fourth quarter, Asian markets experienced higher returns relative to Latin American and Eastern European markets largely due to the U.S. Federal Reserve Board’s signaling a possible halt to raising interest rates in the near future. High commodity prices and market stability allowed South Africa’s stock prices to continue their upward trend during the year, while positive developments in Turkey led the country’s equity market to end 2005 up significantly.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value, cash flow and balance sheet. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

In terms of performance relative to the MSCI EM Index, the Fund benefited from underweighted exposure to and stock selection in Taiwan and Malaysia. The Fund’s exposure to South Korea, which was roughly in line with the index, also helped performance due to the Fund’s overweighted positions in strong performing stocks such as Hyundai Development, Samsung Heavy Industries, and Daewoo Shipbuilding & Marine Engineering. On the other hand, the Fund’s underweighted exposure to Mexico and Russia hindered results relative to the index. The Fund’s U.K. holdings underperformed the index during the period, thus hurting relative performance; however, we believed those companies were well positioned in their respective areas to benefit from growing demand for financial and banking services in emerging markets.

At the sector level, stock selection in the capital goods industry benefited performance relative to the MSCI EM Index.3 Our underweighted allocations in the insurance and technology hardware and equipment sectors also helped performance, as these sectors underperformed the

3. The capital goods sector comprises aerospace and defense, building products, chemicals, construction and engineering, industrial conglomerates, and machinery in the Statement of Investments (SOI).

overall index.4 In contrast, the Fund’s overweighted exposure to Taiwan Mobile hurt relative performance. In addition, our having no holdings in America Movil and Orascom Telecom hindered the Fund’s relative results. We did not own those two stocks due to expensive valuations and the availability of what we considered more attractively valued telecommunications stocks in other markets. Similarly, our underweighted position in energy sector stocks and our stock selection in the food, beverage and tobacco sector hindered performance during the period.5

During the year under review, the Fund’s exposure to Asia increased as we found stocks trading at what we considered attractive valuations. We made the largest purchases in Taiwan, Thailand and China H shares (Hong Kong-listed companies), while also adding significant investments in South Korea and Malaysia. Key purchases included adding to existing positions in PetroChina, a dominant participant in China’s oil and gas sector; Mega Financial Holdings, a leading financial holding company in Taiwan; and SK, a South Korean conglomerate that operates oil refineries, cellular telephone services and import-export businesses. In addition, we initiated a position in Maxis Communications, one of Malaysia’s prominent integrated telecommunication services providers. Conversely, we reduced exposure to Singapore and Hong Kong as we sold some shares as selected stocks reached our sale price targets.

In Latin America, we increased our allocations to Brazil and Mexico, while eliminating exposure to Argentina via the sale of Tenaris. Brazil and Mexico benefited from greater investor interest and fund inflows during 2005. Significant purchases included adding to Petroleo Brasileiro (Petrobras), Brazil’s national oil and gas company with activities in the exploration, production, refining, transportation and distribution of oil and its byproducts; Companhia Vale do Rio Doce, a Brazilian producer of iron ore that is among the world’s largest; and Telefonos de Mexico, Mexico’s nationwide provider of fixed-line telephone services and the leading Internet and local and long-distance services provider. We also initiated exposure to Panama during the period.

4. The technology hardware and equipment sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, and office equipment in the SOI.

5. The energy sector comprises oil, gas and consumable fuels in the SOI. The food, beverage and tobacco sector comprises beverages, food products and tobacco in the SOI.

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets

Samsung Electronics Co. Ltd.	4.1%
Semiconductors & Semiconductor Equipment, South Korea

PetroChina Co. Ltd.	2.7%
Oil, Gas & Consumable Fuels, China

China Mobile (Hong Kong) Ltd., fgn.	2.6%
Wireless Telecommunication Services, China

Petroleo Brasileiro SA, ADR, pfd.	2.2%
Oil, Gas & Consumable Fuels, Brazil

Remgro Ltd.	2.1%
Diversified Financial Services, South Africa

Anglo American PLC	1.9%
Metals & Mining, South Africa

Banco Bradesco SA, ADR, pfd.	1.8%
Commercial Banks, Brazil

HSBC Holdings PLC	1.6%
Commercial Banks, U.K.

Old Mutual PLC	1.5%
Insurance, South Africa

Nedbank Group Ltd.	1.4%
Commercial Banks, South Africa

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

The Fund’s largest sales were in Europe as some stock valuations grew increasingly expensive due to the region’s strong market performances. Significant sales included stocks from Austria, Belgium, the Czech Republic, Greece and Poland. As we searched for undervalued stocks in the region, in line with our strategy, we made selective purchases in Russia, Finland and the U.K. Key purchases included initiating positions in Mining and Metallurgical Co. Norilsk Nickel, one of the world’s largest precious metals companies; Mobile Telesystems, one of Eastern Europe’s and Russia’s largest mobile telecommunication services providers; and Nokian Renkaat, a well-known Finnish tire manufacturer with significant exposure to Russia’s market. We also added to our positions in HSBC Holdings, one of the world’s largest banking and financial services organizations; and Provident Financial, a consumer finance company with exposure to Central and Eastern Europe, as well as Latin America. In addition, we increased the number of South African holdings during the period as the country continued to experience positive developments.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/05

% of Total Net Assets
South Korea	19.0%
Taiwan	13.6%
China	10.9%
South Africa	9.6%
Brazil	8.4%
Thailand	4.1%
Russia	3.9%
India	3.6%
Mexico	3.3%
Singapore	3.2%

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Developing Markets Securities Fund Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,203.70	$8.55
Hypothetical (5% return before expenses)	$1,000	$1,017.44	$7.83

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (1.54%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.73	$7.14	$4.71	$4.78	$5.25

Income from investment operations:
Net investment income[a]	0.17	0.11	0.13	0.07	0.08
Net realized and unrealized gains (losses)	2.23	1.62	2.38	(0.06)	(0.50)

Total from investment operations	2.40	1.73	2.51	0.01	(0.42)

Less distributions from net investment income	(0.14)	(0.14)	(0.08)	(0.08)	(0.05)

Redemption fees	—[c]	—	—	—	—

Net asset value, end of year	$10.99	$8.73	$7.14	$4.71	$4.78

Total return[b]	27.76%	24.83%	53.74%	0.04%	(8.08)%
Ratios/supplemental data
Net assets, end of year (000’s)	$651,826	$477,290	$359,299	$225,454	$240,289
Ratios to average net assets:
Expenses	1.53%	1.54%	1.55%	1.58%	1.57%
Net investment income	1.77%	1.52%	2.35%	1.45%	1.64%
Portfolio turnover rate	31.24%	55.67%	46.20%	57.91%	78.29%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cAmount is less than $0.01 per share.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.67	$7.09	$4.69	$4.76	$5.22

Income from investment operations:
Net investment income[a]	0.14	0.09	0.11	0.06	0.07
Net realized and unrealized gains (losses)	2.21	1.63	2.35	(0.06)	(0.49)

Total from investment operations	2.35	1.72	2.46	—	(0.42)

Less distributions from net investment income	(0.12)	(0.14)	(0.06)	(0.07)	(0.04)

Redemption fees	—[c]	—	—	—	—

Net asset value, end of year	$10.90	$8.67	$7.09	$4.69	$4.76

Total return[b]	27.43%	24.71%	52.99%	(0.15)%	(8.08)%
Ratios/supplemental data
Net assets, end of year (000’s)	$650,646	$327,569	$170,953	$80,952	$64,081
Ratios to average net assets:
Expenses	1.78%	1.79%	1.80%	1.83%	1.82%
Net investment income	1.52%	1.27%	2.10%	1.20%	1.37%
Portfolio turnover rate	31.24%	55.67%	46.20%	57.91%	78.29%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cAmount is less than $0.01 per share.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund (continued)

	Year Ended December 31,
Class 3	2005	2004[d]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.68	$7.13

Income from investment operations:
Net investment income[a]	0.04	0.08
Net realized and unrealized gains (losses)	2.32	1.61

Total from investment operations	2.36	1.69

Less distributions from net investment income	(0.14)	(0.14)

Redemption fees	—[c]	—

Net asset value, end of year	$10.90	$8.68

Total return[b]	27.45%	24.15%
Ratios/supplemental data
Net assets, end of year (000’s)	$11,521	$12
Ratios to average net assets:
Expenses	1.78%	1.54%[e]
Net investment income	1.52%	1.52%[e]
Portfolio turnover rate	31.24%	55.67%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

cAmount is less than $0.01 per share.

dFor the period May 1, 2004 (effective date) to December 31, 2004.

eAnnualized.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments 96.9%
Austria 0.5%
Wienerberger AG	Building Products	154,600	$6,186,185

Brazil 8.4%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	818,772	23,867,204
Centrais Eletricas Brasileiras SA	Electric Utilities	579,624,764	9,419,552
Companhia de Bebidas das Americas (AmBev)	Beverages	12,916,000	4,153,801
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	473,550	17,166,187
Klabin SA, pfd.	Containers & Packaging	25,082	44,515
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	446,822	28,761,932
Souza Cruz SA	Tobacco	848,825	10,527,274
Suzano Bahia Sul Papel e Celulose SA, pfd., A	Paper & Forest Products	589,854	2,969,072
Unibanco Uniao de Bancos Brasileiros SA, GDR	Commercial Banks	98,200	6,242,574
Usinas Siderurgicas de Minas Gerais SA, pfd., A	Metals & Mining	274,500	6,527,050
Votorantim Celulose e Papel SA, ADR	Paper & Forest Products	36,000	442,440

			110,121,601

China 10.9%
Aluminum Corp. of China Ltd., H	Metals & Mining	17,636,000	13,419,796
Anhui Conch Cement Co. Ltd., H	Construction Materials	4,080,000	5,025,246
[a]China Construction Bank, H	Commercial Banks	860,000	299,472
[a,b]China Construction Bank, H, 144A	Commercial Banks	25,663,000	8,936,449
China International Marine Containers Co. Ltd., B	Machinery	1,860,700	1,499,858
China Mobile (Hong Kong) Ltd., fgn.	Wireless Telecommunication Services	7,212,000	34,136,233
China Resources Enterprise Ltd.	Distributors	4,422,000	7,898,822
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	11,784,000	2,826,829
Chongqing Changan Automobile Co. Ltd., B	Automobiles	2,386,800	674,146
CITIC Pacific Ltd.	Industrial Conglomerates	1,347,959	3,729,046
Denway Motors Ltd.	Automobiles	22,758,234	7,558,047
GOME Electrical Appliances Holdings Ltd.	Specialty Retail	3,940,000	2,667,776
Huadian Power International Corp. Ltd., H	Independent Power Producers & Energy Traders	10,606,000	2,708,386
Huaneng Power International Inc., H	Independent Power Producers & Energy Traders	4,188,000	2,754,677
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	36,360,000	29,777,717
[b]PetroChina Co. Ltd., H, 144A	Oil, Gas & Consumable Fuels	7,682,000	6,291,321
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	3,982,000	8,294,068
TCL Multimedia Technology Holdings Ltd.	Household Durables	4,951,689	715,262
Travelsky Technology Ltd., H	IT Services	3,575,000	3,296,673

			142,509,824

Croatia 0.6%
Pliva d.d., GDR, Reg S	Pharmaceuticals	601,600	7,838,848

Czech Republic 0.1%
Philip Morris CR AS	Tobacco	1,875	1,392,648

Finland 0.5%
Nokian Renkaat OYJ	Auto Components	468,420	5,905,841

Hong Kong 1.6%
Cheung Kong Holdings Ltd.	Real Estate	1,184,000	12,147,466
Cheung Kong Infrastructure Holdings Ltd.	Electric Utilities	572,000	1,800,030
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,146,433	4,150,087
MTR Corp. Ltd.	Road & Rail	1,665,885	3,276,489

			21,374,072

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (cont.)
Hungary 2.5%
BorsodChem Rt.	Chemicals	271,447	$2,926,035
Gedeon Richter Ltd.	Pharmaceuticals	50,356	9,042,462
Magyar Telekom Ltd.	Diversified Telecommunication Services	2,083,800	9,326,658
MOL Magyar Olaj-es Gazipari Rt.	Oil, Gas & Consumable Fuels	58,090	5,431,389
OTP Bank	Commercial Banks	188,171	6,144,197

			32,870,741

India 3.6%
Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	114,458	1,104,515
Gail India Ltd.	Gas Utilities	855,630	5,054,483
[a,b]Himatsingka Seide Ltd., GDR, 144A	Textiles, Apparel & Luxury Goods	753,000	2,155,086
Hindalco Industries Inc.	Metals & Mining	1,419,500	4,523,976
Hindustan Lever Ltd.	Household Products	2,268,100	9,942,943
Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	1,387,169	10,135,166
Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	245,296	3,035,739
National Aluminum Co. Ltd.	Metals & Mining	85,900	419,621
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	175,332	4,578,427
Ranbaxy Laboratories Ltd.	Pharmaceuticals	151,000	1,216,021
Tata Tea Ltd.	Food Products	230,678	4,861,951

			47,027,928

Indonesia 0.8%
PT Astra International Tbk	Automobiles	6,439,000	6,681,363
PT Bank Danamon Indonesia Tbk	Commercial Banks	8,486,000	4,100,560

			10,781,923

Malaysia 2.1%
Kuala Lumpur Kepong Bhd.	Food Products	696,600	1,548,205
Maxis Communications Bhd.	Wireless Telecommunication Services	4,584,000	10,188,014
Resorts World Bhd.	Hotels Restaurants & Leisure	2,046,000	6,063,024
Sime Darby Bhd.	Industrial Conglomerates	3,574,700	5,816,750
Tanjong PLC	Hotels Restaurants & Leisure	513,000	1,968,117
YTL Corp. Bhd.	Multi-Utilities	88,866	125,793
YTL Power International Bhd.	Water Utilities	2,582,736	1,530,713

			27,240,616

Mexico 3.3%
Fomento Economico Mexicano SA de CV (Femsa), ADR	Beverages	144,792	10,498,868
Grupo Bimbo SA de CV, A	Food Products	668,764	2,328,324
[a]Grupo Televisa SA	Media	703,034	2,811,474
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	16,226,324
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	467,364	11,534,544

			43,399,534

Panama 0.3%
Banco Latinoamericano de Exportaciones SA, E	Commercial Banks	224,400	4,106,520

Philippines 0.5%
San Miguel Corp., B	Beverages	4,263,893	7,115,869

Poland 1.6%
Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	472,229	9,114,594
Telekomunikacja Polska SA	Diversified Telecommunication Services	1,623,100	11,691,716

			20,806,310

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (cont.)
Portugal 0.2%
[a]Jeronimo Martins SGPS SA	Food & Staples Retailing	158,244	$2,379,182

Russia 3.9%
Lukoil Holdings, ADR	Oil, Gas & Consumable Fuels	278,508	16,543,375
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	156,800	13,892,480
Mobile Telesystems, ADR	Wireless Telecommunication Services	274,500	9,607,500
[b]Novolipetsk Steel, 144A	Metals & Mining	2,331,000	3,333,330
Unified Energy Systems	Electric Utilities	16,795,200	7,121,165

			50,497,850

Singapore 3.2%
ComfortDelGro Corp. Ltd.	Road & Rail	6,447,000	6,202,953
DBS Group Holdings Ltd.	Commercial Banks	445,000	4,415,346
Fraser and Neave Ltd.	Industrial Conglomerates	1,183,681	13,168,224
Keppel Corp. Ltd.	Industrial Conglomerates	737,600	4,879,040
Singapore Press Holdings Ltd.	Media	867,000	2,241,859
Singapore Technologies Engineering Ltd.	Aerospace & Defense	1,640,000	2,820,530
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	5,376,428	8,438,304

			42,166,256

South Africa 9.6%
Anglo American PLC	Metals & Mining	754,679	25,487,934
Edgars Consolidated Stores Ltd.	Specialty Retail	1,035,206	5,752,326
[a]Imperial Holdings Ltd.	Air Freight & Logistics	336,634	7,480,164
JD Group Ltd.	Specialty Retail	100,000	1,211,379
Nampak Ltd.	Containers & Packaging	842,940	2,243,399
Nedbank Group Ltd.	Commercial Banks	1,123,141	17,750,154
[b]Nedbank Group Ltd., 144A	Commercial Banks	64,737	1,023,106
Old Mutual PLC	Insurance	7,094,498	20,108,938
Remgro Ltd.	Diversified Financial Services	1,462,610	28,200,462
SABMiller PLC	Beverages	224,734	4,182,130
Sappi Ltd.	Paper & Forest Products	1,024,880	11,744,615
[a]Steinhoff International Holdings Ltd.	Household Durables	510,000	1,511,260

			126,695,867

South Korea 19.0%
[a]CJ Corp.	Food Products	105,870	10,981,057
[a]Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	680,700	18,613,682
Hana Financial Group Inc.	Commercial Banks	389,749	17,872,357
[a]Hite Brewery Co. Ltd.	Beverages	44,300	6,331,712
[a]Hyundai Development Co.	Construction & Engineering	363,070	16,504,820
[a]Kangwon Land Inc.	Hotels Restaurants & Leisure	665,665	13,577,584
Korea Gas Corp.	Gas Utilities	85,200	2,803,355
[a]LG Card Co. Ltd.	Consumer Finance	246,150	12,338,040
[a]LG Chem Ltd.	Chemicals	195,940	11,085,439
[a]LG Corp.	Industrial Conglomerates	425,000	13,330,025
[a]LG Electronics Inc.	Household Durables	129,820	11,506,626
[a]LG Household & Health Care Ltd.	Household Products	26,670	1,455,931
[a]LG Petrochemical Co. Ltd.	Chemicals	157,710	3,944,707
[a]LG.Philips LCD Co. Ltd.	Electronic Equipment & Instruments	90,440	3,855,482
POSCO	Metals & Mining	43,200	8,661,439
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	82,988	54,281,977
[a]Samsung Fine Chemicals Co. Ltd.	Chemicals	205,260	6,774,089
[a]Samsung Heavy Industries Co. Ltd.	Machinery	312,070	5,498,007
Shinhan Financial Group Co. Ltd.	Commercial Banks	169,000	6,885,806

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (cont.)
South Korea (cont.)
[a]SK Corp.	Oil, Gas & Consumable Fuels	247,940	$12,821,513
SK Telecom Co. Ltd.	Wireless Telecommunication Services	58,590	10,525,846

			249,649,494

Sweden 0.7%
Oriflame Cosmetics SA, SDR	Personal Products	334,650	9,645,063

Taiwan 13.6%
Acer Inc.	Computers & Peripherals	1,739,629	4,372,059
[a]Au Optronics Corp.	Electronic Equipment & Instruments	1,136,000	1,695,703
BenQ Corp.	Computers & Peripherals	3,488,000	3,373,616
Chinatrust Financial Holding Co. Ltd.	Commercial Banks	7,656,184	6,064,027
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	6,094,000	10,544,505
D-Link Corp.	Communications Equipment	6,629,465	7,593,496
Delta Electronics Inc.	Electronic Equipment & Instruments	1,964,290	4,027,134
Lite-On Technology Corp.	Computers & Peripherals	8,395,314	11,444,726
MediaTek Inc.	Semiconductors & Semiconductor Equipment	1,349,700	15,911,958
Mega Financial Holding Co. Ltd.	Commercial Banks	23,281,503	15,142,037
Premier Image Technology Corp.	Leisure Equipment & Products	5,645,430	7,575,623
President Chain Store Corp.	Food & Staples Retailing	5,413,144	11,345,234
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	8,076,450	9,447,723
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	3,701,901	5,193,138
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	6,642,040	8,417,250
Synnex Technology International Corp.	Electronic Equipment & Instruments	4,256,760	5,245,334
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	17,871,302	15,624,766
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	9,012,428	17,159,208
UNI-President Enterprises Corp.	Food Products	24,314,600	11,554,925
Yang Ming Marine Transport Corp.	Marine	2,281,000	1,483,538
Yuanta Core Pacific Securities Co.	Capital Markets	8,353,329	5,814,618

			179,030,618

Thailand 4.1%
The Aromatics (Thailand) Public Co. Ltd., fgn.	Chemicals	496,700	365,639
Bangkok Bank Public Co. Ltd., fgn.	Commercial Banks	2,108,500	5,910,482
BEC World Public Co. Ltd., fgn.	Media	7,576,700	2,530,184
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	5,798,600	10,600,731
Land and House Public Co. Ltd., fgn.	Household Durables	10,761,075	2,334,517
Shin Corp. Public Co. Ltd., fgn.	Wireless Telecommunication Services	5,478,300	5,641,881
Siam Cement Public Co. Ltd., fgn.	Construction Materials	1,668,514	10,737,055
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	4,042,000	5,123,315
Siam Makro Public Co. Ltd., fgn.	Food & Staples Retailing	400,000	720,536
[a]Thai Airways International Public Co. Ltd., fgn.	Airlines	2,750,400	2,949,850
[a]TMB Bank Public Co. Ltd., fgn.	Commercial Banks	65,667,100	6,882,841
[a]True Corp. Public Co. Ltd., rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			53,797,031

Turkey 2.6%
Arcelik AS, Br.	Household Durables	1,117,826	7,780,499
KOC Holding AS	Industrial Conglomerates	1,422,950	6,690,657

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (cont.)
Turkey (cont.)
Migros Turk TAS	Food & Staples Retailing	656,397	$6,367,124
[a]Petkim Petrokimya Holding AS	Chemicals	296,000	1,720,548
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	638,260	11,720,732

			34,279,560

United Kingdom 2.2%
HSBC Holdings PLC	Commercial Banks	1,273,161	20,443,087
Provident Financial PLC	Consumer Finance	946,032	8,911,113

			29,354,200

United States 0.5%
Avon Products Inc.	Personal Products	231,000	6,595,050

Total Long Term Investments (Cost $916,371,173)			1,272,768,631

		Principal Amount
Short Term Investments (Cost $39,458,742) 3.0%
U.S. Government and Agency Securities 3.0%
[c]U.S. Treasury Bills, 1/05/06 - 3/23/06		$39,664,000	39,469,381

Total Investments (Cost $955,829,915) 99.9%			1,312,238,012
Other Assets, less Liabilities 0.1%			1,754,388

Net Assets 100.0%			$1,313,992,400

Selected Portfolio Abbreviations

ADR - American Depository Receipt

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

[a]	Non-income producing.
[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $21,739,292, representing 1.65% of net assets.
[c]	The security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$955,829,915

Value	$1,312,238,012
Cash	960,992
Foreign currency, at value (cost $1,652,632)	1,656,241
Receivables:
Investment securities sold	1,887,559
Capital shares sold	856,795
Dividends	1,891,648
Foreign income tax	159,393

Total assets	1,319,650,640

Liabilities:
Payables:
Investment securities purchased	2,453,997
Capital shares redeemed	866,825
Affiliates	1,730,625
Deferred tax	171,284
Accrued expenses and other liabilities	435,509

Total liabilities	5,658,240

Net assets, at value	$1,313,992,400

Net assets consist of:
Paid-in capital	$1,000,736,172
Undistributed net investment income	4,018,236
Net unrealized appreciation (depreciation)	356,246,332
Accumulated net realized gain (loss)	(47,008,340)

Net assets, at value	$1,313,992,400

Class 1:
Net assets, at value	$651,825,984

Shares outstanding	59,313,439

Net asset value and offering price per share	$10.99

Class 2:
Net assets, at value	$650,645,754

Shares outstanding	59,700,646

Net asset value and offering price per share	$10.90

Class 3:
Net assets, at value	$11,520,662

Shares outstanding	1,056,548

Net asset value and offering price per share[a]	$10.90

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $2,869,539)	$31,267,981
Interest	1,723,886
Other income (Note 8)	72,428

Total investment income	33,064,295

Expenses:
Management fees (Note 3a)	12,479,133
Administrative fees (Note 3b)	1,274,031
Distribution fees: (Note 3c)
Class 2	1,145,151
Class 3	7,524
Unaffiliated transfer agent fees	6,181
Custodian fees (Note 4)	972,368
Reports to shareholders	480,634
Professional fees	65,770
Trustees’ fees and expenses	4,971
Other	32,532

Total expenses	16,468,295
Expense reductions (Note 4)	(5,225)

Net expenses	16,463,070

Net investment income	16,601,225

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $82,046)	100,653,650
Foreign currency transactions	(1,047,108)

Net realized gain (loss)	99,606,542

Net change in unrealized appreciation (depreciation) on:
Investments	142,537,322
Translation of assets and liabilities denominated in foreign currencies	(5,500)
Change in deferred taxes on unrealized appreciation	270,608

Net change in unrealized appreciation (depreciation)	142,802,430

Net realized and unrealized gain (loss)	242,408,972

Net increase (decrease) in net assets resulting from operations	$259,010,197

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$16,601,225	$8,948,602
Net realized gain (loss) from investments and foreign currency transactions	99,606,542	50,460,755
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	142,802,430	90,694,728

Net increase (decrease) in net assets resulting from operations	259,010,197	150,104,085

Distributions to shareholders from:
Net investment income:
Class 1	(7,605,217)	(7,597,672)
Class 2	(5,680,711)	(4,066,275)
Class 3	(9,713)	(190)

Total distributions to shareholders	(13,295,641)	(11,664,137)

Capital share transactions: (Note 2)
Class 1	44,513,024	32,499,304
Class 2	208,495,324	103,669,110
Class 3	10,396,752	10,000

Total capital share transactions	263,405,100	136,178,414

Redemption fees	1,964	—

Net increase (decrease) in net assets	509,121,620	274,618,362
Net assets:
Beginning of year	804,870,780	530,252,418

End of year	$1,313,992,400	$804,870,780

Undistributed net investment income included in net assets:
End of year	$4,018,236	$1,637,611

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 , and Class 3. Effective May 1, 2004, the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	10,118,344	$96,449,675	8,940,486	$67,520,469
Shares issued in reinvestment of distributions	833,905	7,605,217	1,105,920	7,597,672
Shares redeemed	(6,292,757)	(59,541,868)	(5,740,464)	(42,618,837)

Net increase (decrease)	4,659,492	$44,513,024	4,305,942	$32,499,304

Class 2 Shares:
Shares sold	27,948,311	$264,714,321	21,331,545	$159,905,301
Shares issued in reinvestment of distributions	627,010	5,680,711	595,355	4,066,275
Shares redeemed	(6,666,146)	(61,899,708)	(8,236,506)	(60,302,466)

Net increase (decrease)	21,909,175	$208,495,324	13,690,394	$103,669,110

Class 3 Shares:
Shares sold	1,108,615	$10,932,663	1,403	$10,000
Shares issued in reinvestment of distributions	1,051	9,523	—	—
Shares redeemed	(54,521)	(545,434)	—	—

Net increase (decrease)	1,055,145	$10,396,752	1,403	$10,000

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management, Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2005, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Prior to May 1, 2005, the Fund paid fees to TAML of 1.25% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $100,122,208 of capital loss carryforwards. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2007	$19,956,300
2009	983,337
2010	24,246,197

$45,185,834

For tax purposes, realized capital losses and realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $346,577.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from - ordinary income	$13,295,641	$11,664,137

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$971,350,435

Unrealized appreciation	$367,045,306
Unrealized depreciation	(26,157,729)

Net unrealized appreciation (depreciation)	$340,887,577

Distributable earnings - undistributed ordinary income	$18,062,824

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $538,514,537 and $297,029,323, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+10.48%	+3.66%	+8.38%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the MSCI EAFE Index, which had a +14.02% total return for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.2 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI All Country (AC) World ex US Index was +17.11% in U.S. dollar terms.3 By comparison the total return for the MSCI USA Index was +5.72%.3 In terms of

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: New York Mercantile Exchange.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Among developed countries, the Japanese equity market performed well, returning +44.70% in local currency terms for the year under review.4 However, this market benefited primarily from investors outside Japan, and the return was significantly less (+25.62%) after conversion into U.S. dollars. 4 In contrast, the conversion into dollars enhanced equity market returns in Brazil (+57.04%), Mexico (+49.11%) and South Korea (+58.00%).4 At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, the Fund’s performance benefited from stock selection in the financials sector. Despite being underweighted in financials relative to the MSCI EAFE Index, the Fund’s sector holdings outperformed those of the index.5 Strong performing financials stocks were concentrated in Japan (Mitsubishi UFJ Financial, Nomura Holdings, Sompo Japan Insurance and Sumitomo Mitsui Financial) and South Korea (Kookmin Bank, Hana Bank and Shinhan Financial Group). Our industrials holdings helped the Fund’s absolute performance, as the sector outperformed the overall index.6 Strong performers included Denmark’s Vestas Wind Systems and the U.K.’s Rolls-Royce Group and BAE Systems. The Fund’s energy sector holdings also helped absolute performance because the sector outperformed the overall index, and the

4. Source: Standard & Poor’s Micropal. Individual country market returns are measured by MSCI country-specific indexes.

5. The financials sector comprises capital markets, commercial banks, insurance and real estate in the Statement of Investments (SOI).

6. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, electrical equipment, industrial conglomerates, and road and rail in the SOI.

Fund had strong returns from France’s Total, the Netherlands’ SBM Offshore and Italy’s Eni.7

Despite the Fund’s positive return, there were several detractors from relative performance. The Fund’s overweighted exposure to the telecommunication services sector, the worst performing MSCI EAFE Index sector, hindered results.8 The Fund’s overall telecommunication services sector position underperformed the overall index; however, it outperformed the index’s telecommunication services sector. Poor performing telecommunication services stocks in the Fund’s portfolio included Spain’s Telefonica, the U.K.’s Vodafone Group and South Korea’s SK Telecom. The Fund’s overweighted position and stock selection in the consumer discretionary sector also hurt relative performance.9 Compass Group and British Sky Broadcasting Group, both in the U.K., performed poorly during the period. The Fund’s underweighted Japanese exposure, as well as stock selection within the country, hurt the Fund’s performance relative to the index.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2005, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

8. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

9. The consumer discretionary sector comprises automobiles; auto components; hotels, restaurants and leisure; household durables; leisure equipment and products; and media in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets
Cheung Kong Holdings Ltd.	2.0%
Real Estate, Hong Kong
GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.
Samsung Electronics Co. Ltd.	1.6%
Semiconductors & Semiconductor Equipment, South Korea
ING Groep NV	1.6%
Capital Markets, Netherlands
Sanofi-Aventis	1.6%
Pharmaceuticals, France
British Sky Broadcasting Group PLC	1.5%
Media, U.K.
Royal Dutch Shell PLC, B	1.5%
Oil, Gas & Consumable Fuels, U.K.
Vodafone Group PLC, ADR	1.5%
Wireless Telecommunication Services, U.K.
Electrolux AB, B	1.4%
Household Durables, Sweden
Sony Corp.	1.4%
Household Durables, Japan

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Foreign Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,113.10	$4.10
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.77%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.53	$12.37	$9.51	$11.85	$18.78

Income from investment operations:
Net investment income[a]	0.30	0.26	0.19	0.22	0.23
Net realized and unrealized gains (losses)	1.20	2.05	2.87	(2.37)	(5.23)

Total from investment operations	1.50	2.31	3.06	(2.15)	(5.00)

Less distributions from:
Net investment income	(0.19)	(0.15)	(0.20)	(0.19)	(0.26)
Net realized gains	—	—	—	—	(1.67)

Total distributions	(0.19)	(0.15)	(0.20)	(0.19)	(1.93)

Redemption fees	— [c]	— [c]	—	—	—

Net asset value, end of year	$15.84	$14.53	$12.37	$9.51	$11.85

Total return[b]	10.48%	18.87%	32.55%	(18.40)%	(15.75)%
Ratios/supplemental data
Net assets, end of year (000’s)	$531,775	$506,456	$472,665	$397,420	$565,220
Ratios to average net assets:
Expenses	0.77%	0.82%	0.87%	0.88%	0.90%
Net investment income	2.03%	1.95%	1.81%	1.97%	1.59%
Portfolio turnover rate	14.61%	10.91%	18.01%	28.12%	20.00%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Amount is less than $0.01 per share.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.35	$12.24	$9.42	$11.74	$18.67

Income from investment operations:
Net investment income[a]	0.26	0.22	0.15	0.17	0.18
Net realized and unrealized gains (losses)	1.19	2.03	2.85	(2.32)	(5.21)

Total from investment operations	1.45	2.25	3.00	(2.15)	(5.03)

Less distributions from:
Net investment income	(0.17)	(0.14)	(0.18)	(0.17)	(0.23)
Net realized gains	—	—	—	—	(1.67)

Total distributions	(0.17)	(0.14)	(0.18)	(0.17)	(1.90)

Redemption fees	— [c]	— [c]	—	—	—

Net asset value, end of year	$15.63	$14.35	$12.24	$9.42	$11.74

Total return[b]	10.17%	18.53%	32.21%	(18.56)%	(15.99)%
Ratios/supplemental data
Net assets, end of year (000’s)	$2,232,990	$1,445,928	$653,594	$299,760	$225,505
Ratios to average net assets:
Expenses	1.02%	1.07%	1.12%	1.13%	1.15%
Net investment income	1.78%	1.70%	1.56%	1.72%	1.32%
Portfolio turnover rate	14.61%	10.91%	18.01%	28.12%	20.00%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Amount is less than $0.01 per share.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund (continued)

	Year Ended December 31,
Class 3	2005		2004[d]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.35		$12.48

Income from investment operations:
Net investment income[a]	0.25		0.09
Net realized and unrealized gains (losses)	1.18		1.92

Total from investment operations	1.43		2.01

Less distributions from net investment income	(0.18)		(0.14)

Redemption fees	—	[c]	—	[c]

Net asset value, end of year	$15.60		$14.35

Total return[b]	10.13%		16.25%
Ratios/supplemental data
Net assets, end of year (000’s)	$47,462		$16,559
Ratios to average net assets:
Expenses	1.02%		1.07%	[e]
Net investment income	1.78%		1.70%	[e]
Portfolio turnover rate	14.61%		10.91%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Amount is less than $0.01 per share.
[d]	For the period May 1, 2004 (effective date) to December 31, 2004.
[e]	Annualized.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments 86.8%
Common Stocks 85.3%
Aerospace & Defense 1.3%
BAE Systems PLC	United Kingdom	3,544,411	$23,279,045
[a]Rolls-Royce Group PLC	United Kingdom	1,729,900	12,723,282
Rolls-Royce Group PLC, B	United Kingdom	57,778,660	101,891

			36,104,218

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	753,313	18,299,933

Airlines 0.8%
Qantas Airways Ltd.	Australia	7,413,890	21,971,374

Auto Components 0.8%
GKN PLC	United Kingdom	4,440,200	22,000,728

Automobiles 0.9%
Bayerische Motoren Werke AG	Germany	551,350	24,150,481

Capital Markets 3.2%
Amvescap PLC	United Kingdom	2,575,100	19,582,061
ING Groep NV	Netherlands	1,304,660	45,254,488
Nomura Holdings Inc.	Japan	1,327,730	25,422,942

			90,259,491

Chemicals 1.8%
Akzo Nobel NV	Netherlands	329,003	15,248,541
BASF AG	Germany	324,369	24,856,595
Lonza Group AG	Switzerland	173,400	10,611,882

			50,717,018

Commercial Banks 11.9%
Banco Santander Central Hispano SA	Spain	1,919,500	25,337,261
[a,b]Bank of Communications Ltd., 144A	China	4,184,000	1,902,149
DBS Group Holdings Ltd.	Singapore	1,312,000	13,017,830
Hana Financial Group Inc.	South Korea	690,840	31,679,214
[a]Kookmin Bank, ADR	South Korea	314,560	23,500,778
Lloyds TSB Group PLC	United Kingdom	1,387,500	11,661,102
Mega Financial Holding Co. Ltd.	Taiwan	19,749,000	12,844,536
Mitsubishi UFJ Financial Group Inc.	Japan	2,616	35,462,171
Nordea Bank AB, FDR	Sweden	2,135,083	22,318,867
Royal Bank of Scotland Group PLC	United Kingdom	852,940	25,753,582
[a]Shinhan Financial Group Co. Ltd.	South Korea	869,130	35,412,195
[b]Shinsei Bank Ltd., 144A	Japan	4,990,000	28,833,178
Sumitomo Mitsui Financial Group Inc.	Japan	3,511	37,183,343
UniCredito Italiano SpA	Italy	4,423,938	30,480,964

			335,387,170

Commercial Services & Supplies 1.5%
Contax Participacoes SA, ADR	Brazil	806,480	969,169
Rentokil Initial PLC	United Kingdom	6,633,900	18,660,734
Securitas AB, B	Sweden	1,352,080	22,462,345

			42,092,248

Computers & Peripherals 1.4%
Compal Electronics Inc.	Taiwan	12,423,975	11,202,829
Lite-On Technology Corp.	Taiwan	15,579,480	21,238,381
NEC Corp.	Japan	1,058,000	6,579,446

			39,020,656

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (cont.)
Diversified Telecommunication Services 7.3%
BCE Inc.	Canada	1,210,660	$29,029,591
China Telecom Corp. Ltd., H	China	39,562,000	14,541,758
Chunghwa Telecom Co. Ltd., ADR	Taiwan	1,325,350	24,320,172
France Telecom SA	France	779,220	19,362,847
KT Corp., ADR	South Korea	420,880	9,069,964
Nippon Telegraph & Telephone Corp.	Japan	7,388	33,550,521
Telefonica SA, ADR	Spain	361,829	16,289,542
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	1,561,938	38,548,630
Telenor ASA	Norway	2,003,100	19,661,221

			204,374,246

Electric Utilities 2.2%
Endesa SA	Spain	547,398	14,399,385
Hong Kong Electric Holdings Ltd.	Hong Kong	3,653,500	18,093,982
Iberdrola SA, Br.	Spain	528,222	14,438,999
National Grid PLC	United Kingdom	1,529,536	14,973,179

			61,905,545

Electrical Equipment 1.3%
Gamesa Corp. Tecnologica SA	Spain	123,635	1,809,075
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	1,552,713	22,719,896
[a]Vestas Wind Systems AS	Denmark	502,800	8,257,271
[a,b]Vestas Wind Systems AS, 144A	Denmark	167,600	2,752,424

			35,538,666

Electronic Equipment & Instruments 2.3%
Electrocomponents PLC	United Kingdom	2,776,310	13,421,972
Hitachi Ltd.	Japan	3,361,867	22,644,110
Mabuchi Motor Co. Ltd.	Japan	303,100	16,820,342
Venture Corp. Ltd.	Singapore	1,417,000	11,758,982

			64,645,406

Energy Equipment & Services 0.3%
SBM Offshore NV	Netherlands	115,874	9,362,360

Food & Staples Retailing 0.8%
Boots Group PLC	United Kingdom	2,229,200	23,222,300

Food Products 2.1%
Nestle SA	Switzerland	109,488	32,752,643
Unilever PLC	United Kingdom	2,751,334	27,288,814

			60,041,457

Health Care Equipment & Supplies 0.9%
Olympus Corp.	Japan	956,000	25,108,871

Hotels Restaurants & Leisure 1.2%
Compass Group PLC	United Kingdom	8,828,220	33,490,666

Household Durables 3.8%
Electrolux AB, B	Sweden	1,509,600	39,233,831
Koninklijke Philips Electronics NV	Netherlands	951,239	29,560,763
Sony Corp.	Japan	956,454	39,058,784

			107,853,378

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (cont.)
Industrial Conglomerates 2.7%
Hutchison Whampoa Ltd.	Hong Kong	1,962,000	$18,687,160
Siemens AG	Germany	404,770	34,678,761
Smiths Group PLC	United Kingdom	1,293,800	23,283,104

			76,649,025

Insurance 5.0%
ACE Ltd.	Bermuda	558,903	29,867,776
AXA SA	France	479,792	15,483,728
[b]AXA SA, 144A	France	40,480	1,306,361
Old Mutual PLC	South Africa	5,240,370	14,853,521
Sompo Japan Insurance Inc.	Japan	1,694,000	22,891,892
Swiss Reinsurance Co.	Switzerland	493,655	36,148,134
XL Capital Ltd., A	Bermuda	301,458	20,312,240

			140,863,652

Leisure Equipment & Products 0.9%
Fuji Photo Film Co. Ltd.	Japan	786,800	25,997,797

Media 5.5%
British Sky Broadcasting Group PLC	United Kingdom	5,060,700	43,228,671
Pearson PLC	United Kingdom	2,229,000	26,364,820
Reed Elsevier NV	Netherlands	1,542,120	21,542,537
VNU NV	Netherlands	1,109,540	36,791,946
Wolters Kluwer NV	Netherlands	380,280	7,689,322
Yell Group PLC	United Kingdom	2,000,000	18,460,428

			154,077,724

Metals & Mining 1.2%
Barrick Gold Corp.	Canada	701,894	19,571,870
BHP Billiton Ltd.	Australia	408,050	6,809,645
POSCO, ADR	South Korea	165,547	8,196,232

			34,577,747

Multi-Utilities 1.4%
Centrica PLC	United Kingdom	2,932,210	12,851,425
Suez SA	France	861,400	26,819,909

			39,671,334

Oil, Gas & Consumable Fuels 5.2%
BP PLC	United Kingdom	2,849,920	30,350,466
Eni SpA	Italy	845,840	23,461,576
Repsol YPF SA	Spain	1,186,541	34,653,618
Royal Dutch Shell PLC, B	United Kingdom	1,343,941	42,960,364
Total SA, B	France	54,077	13,584,844

			145,010,868

Paper & Forest Products 3.6%
Norske Skogindustrier ASA	Norway	723,160	11,490,890
Sappi Ltd., ADR	South Africa	1,142,840	12,948,377
Stora Enso OYJ, R	Finland	2,819,980	38,153,401
UPM-Kymmene OYJ	Finland	1,895,319	37,156,888

			99,749,556

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (cont.)
Pharmaceuticals 4.5%
GlaxoSmithKline PLC	United Kingdom	1,861,009	$47,034,043
Sanofi-Aventis	France	500,723	43,865,789
Shire PLC	United Kingdom	928,000	11,878,537
Takeda Pharmaceutical Co. Ltd.	Japan	445,800	24,097,297

			126,875,666

Real Estate 2.8%
Cheung Kong Holdings Ltd.	Hong Kong	5,614,137	57,599,273
Swire Pacific Ltd., B	Hong Kong	12,648,627	22,022,720

			79,621,993

Road & Rail 0.3%
East Japan Railway Co.	Japan	1,100	7,558,248

Semiconductors & Semiconductor Equipment 2.0%
Samsung Electronics Co. Ltd.	South Korea	69,750	45,623,077
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	5,757,380	10,961,761

			56,584,838

Software 1.4%
[a]Check Point Software Technologies Ltd.	Israel	842,050	16,925,205
Nintendo Co. Ltd.	Japan	196,000	23,663,475

			40,588,680

Wireless Telecommunication Services 2.4%
China Mobile (Hong Kong) Ltd., fgn.	China	2,932,000	13,877,902
SK Telecom Co. Ltd., ADR	South Korea	474,820	9,634,098
Vodafone Group PLC, ADR	United Kingdom	1,997,440	42,885,037

			66,397,037

Total Common Stocks (Cost $1,925,307,466)			2,399,770,377

Preferred Stocks 1.5%
Automobiles 0.2%
Volkswagen AG, pfd.	Germany	160,254	6,137,335

Diversified Telecommunication Services 0.8%
Tele Norte Leste Participacoes SA, ADR, pfd.	Brazil	1,309,680	23,469,466

Metals & Mining 0.5%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	342,746	12,424,542

Total Preferred Stocks (Cost $27,909,608)			42,031,343

Total Long Term Investments (Cost $1,953,217,074)			2,441,801,720

Short Term Investment (Cost $383,771,994) 13.7%
Money Fund 13.7%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	383,771,994	383,771,994

Total Investments (Cost $2,336,989,068) 100.5%			2,825,573,714
Other Assets, less Liabilities (0.5)%			(13,346,337)

Net Assets 100.0%			$2,812,227,377

Selected Portfolio Abbreviations

ADR - American Depository Reciept

FDR - Foreign Depository Reciept

a Non-income producing.

[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $57,514,008, representing 2.05% of net assets.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,953,217,074
Cost - Sweep Money Fund (Note 7)	383,771,994

Total cost of investments	$2,336,989,068

Value - Unaffiliated issuers	$2,441,801,720
Value - Sweep Money Fund (Note 7)	383,771,994

Total value of investments	2,825,573,714
Cash	150,729
Foreign currency, at value (cost $6,145,275)	6,140,586
Receivables:
Investment securities sold	8,840,398
Capital shares sold	2,734,874
Dividends	3,516,167

Total assets	2,846,956,468

Liabilities:
Payables:
Investment securities purchased	29,943,347
Capital shares redeemed	1,781,684
Affiliates	2,536,429
Accrued expenses and other liabilities	467,631

Total liabilities	34,729,091

Net assets, at value	$2,812,227,377

Net assets consist of:
Paid-in capital	$2,285,910,176
Undistributed net investment income	39,493,779
Net unrealized appreciation (depreciation)	488,620,913
Accumulated net realized gain (loss)	(1,797,491)

Net assets, at value	$2,812,227,377

Class 1:
Net assets, at value	$531,774,693

Shares outstanding	33,577,474

Net asset value and offering price per share	$15.84

Class 2:
Net assets, at value	$2,232,990,435

Shares outstanding	142,908,382

Net asset value and offering price per share	$15.63

Class 3:
Net assets, at value	$47,462,249

Shares outstanding	3,041,719

Net asset value and offering price per share[a]	$15.60

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Foreign Securities Fund
Investment income:
Dividends: (net of foreign taxes of $4,372,409)
Unaffiliated issuers	$56,025,702
Sweep Money Fund (Note 7)	9,496,331
Other income (Note 9)	30,606

Total investment income	65,552,639

Expenses:
Management fees (Note 3a)	13,997,281
Administrative fees (Note 3b)	2,327,271
Distribution fees: (Note 3c)
Class 2	4,503,381
Class 3	74,412
Unaffiliated transfer agent fees	14,941
Custodian fees (Note 4)	691,246
Reports to shareholders	923,637
Professional fees	76,335
Trustees’ fees and expenses	11,918
Other	54,397

Total expenses	22,674,819
Expense reductions (Note 4)	(1,561)

Net expenses	22,673,258

Net investment income	42,879,381

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	106,539,675
Foreign currency transactions	(1,266,372)

Net realized gain (loss)	105,273,303

Net change in unrealized appreciation (depreciation) on:
Investments	103,979,634
Translation of assets and liabilities denominated in foreign currencies	(356,511)
Change in deferred taxes on unrealized appreciation	169,581

Net change in unrealized appreciation (depreciation)	103,792,704

Net realized and unrealized gain (loss)	209,066,007

Net increase (decrease) in net assets resulting from operations	$251,945,388

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$42,879,381	$26,110,404
Net realized gain (loss) from investments and foreign currency transactions	105,273,303	39,378,493
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies and deferred taxes	103,792,704	215,691,763

Net increase (decrease) in net assets resulting from operations	251,945,388	281,180,660

Distributions to shareholders from:
Net investment income:
Class 1	(6,459,354)	(5,478,306)
Class 2	(20,723,612)	(10,189,845)
Class 3	(354,063)	(37,708)

Total distributions to shareholders	(27,537,029)	(15,705,859)

Capital share transactions: (Note 2)
Class 1	(19,374,244)	(43,045,841)
Class 2	610,744,172	605,495,077
Class 3	27,501,947	14,758,051

Total capital share transactions	618,871,875	577,207,287

Redemption fees	4,290	1,304

Net increase (decrease) in net assets	843,284,524	842,683,392
Net assets:
Beginning of year	1,968,942,853	1,126,259,461

End of year	$2,812,227,377	$1,968,942,853

Undistributed net investment income included in net assets:
End of year	$39,493,779	$24,955,358

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Effective May 1, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,758,655	$55,211,998	2,258,527	$29,175,787
Shares issued in reinvestment of distributions	453,606	6,459,354	437,215	5,478,306
Shares redeemed	(5,489,770)	(81,045,596)	(6,039,270)	(77,699,934)

Net increase (decrease)	(1,277,509)	$(19,374,244)	(3,343,528)	$(43,045,841)

Class 2 Shares:
Shares sold	51,344,360	$745,826,623	59,591,849	$761,455,379
Shares issued in reinvestment of distributions	1,472,894	20,723,612	821,762	10,189,845
Shares redeemed	(10,646,257)	(155,806,063)	(13,067,398)	(166,150,147)

Net increase (decrease)	42,170,997	$610,744,172	47,346,213	$605,495,077

Class 3 Shares:[a]
Shares sold	2,107,457	$30,752,443	1,203,190	$15,372,770
Shares issued in reinvestment of distributions	25,189	353,916	3,035	37,599
Shares redeemed	(244,990)	(3,604,412)	(52,162)	(652,318)

Net increase (decrease)	1,887,656	$27,501,947	1,154,063	$14,758,051

[a]	For the period May 1, 2004 (effective date) to December 31, 2004.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses of $1,301,670 expiring on December 31, 2011, which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $106,539,675 of capital loss carryforwards.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $495,819.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$27,537,029	$15,705,859

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,336,989,068

Unrealized appreciation	$556,170,295
Unrealized depreciation	(67,585,649)

Net unrealized appreciation (depreciation)	$488,584,646

Distributable earnings - undistributed ordinary income	$39,493,779

Net investment income and realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $831,021,504 and $293,046,003, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

This annual report for Templeton Global Asset Allocation Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.85%	+6.63%	+9.51%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Asset Allocation Fund.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan (JPM) Global Government Bond Index (GGBI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund invests substantially to primarily in equity securities and may invest in high yield, lower-rated bonds.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its broad equity benchmark, the MSCI AC World Index, which returned +11.37% for the year under review, while outperforming its fixed income benchmark, the JPM GGBI, which had a -6.53% total return during the same period.1

Economic and Market Overview

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board (Fed) raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.2 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI AC World ex US Index was +17.11% in U.S. dollar terms.3 By comparison the total

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: New York Mercantile Exchange.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

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return for the MSCI USA Index was +5.72%.3 In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Among developed countries, the Japanese equity market performed well, returning +44.70% in local currency terms for the year under review.4 However, this market benefited primarily from investors outside Japan, and the return was significantly less (+25.62%) after conversion into U.S. dollars.4 In contrast, the conversion into dollars enhanced equity market returns in Brazil (+57.04%), Mexico (+49.11%) and South Korea (+58.00%).4 At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

Consistent with strong economic growth and in particular solid consumption trends, U.S. imports exceeded exports, driving the U.S. trade balance to a $64 billion monthly deficit level by November 2005.5 Although high oil prices negatively impacted the deficit, the underlying trade balance (not including oil) also deteriorated, largely as a result of a widening trade deficit with the Pacific Rim region. Furthermore, the U.S. current account deficit widened to 6.2% of gross domestic product (GDP) in third quarter 2005 versus 5.7% a year earlier.5

In contrast to the U.S., Asia generated trade and current account surpluses. These surpluses facilitated foreign reserve accumulation, most notably in China. This foreign reserve buildup combined with international political pressure prompted the Chinese government to revalue the yuan and move from its U.S. dollar peg to a managed float versus a basket of undisclosed global currencies. Overall, aggregate foreign and domestic demand among Asian economies rose over the Fund’s fiscal year. Asian economic growth accelerated and some regional interest rates began to rise.

Central European economies benefited from firmer growth conditions in the euro zone. GDP growth rose in Poland and Slovakia. Prior fiscal reforms and prudent macroeconomic policies enabled Slovakia to join ERMII, which is the precursor to adopting the euro, in the fourth quarter. Economic conditions in Norway and Sweden remained characterized by significantly large current account surpluses and better

4. Source: Standard & Poor’s Micropal. Individual country market returns are measured by MSCI country-specific indexes.

5. Source: U.S. Department of Commerce.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

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domestic growth conditions, led by labor market improvement. Correspondingly, Norway’s central bank raised interest rates during the period and Sweden’s paused after reducing rates earlier in the period.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (hedging instruments) to protect against currency risk.

Manager’s Discussion

Equity

During the year under review, the Fund held investments in a broad array of holdings, sectors and countries. Fund returns received a significant boost from the industrials sector, where we were overweighted compared with the benchmark MSCI AC World Index.6 Although industrials stocks performed well, the Fund in particular benefited from our selections in the sector, allowing our industrials stake to fare better than the index’s. Strong performers among our industrials stocks were Atlas Copco, BAE Systems, Rolls-Royce Group and Vestas Wind Systems. The Fund also gained from its financials holdings.7 Notable performers included Kookmin Bank, Nomura Holdings, Mitsubishi UFJ Financial Group and Sumitomo Mitsui Financial Group. Although the Fund was underweighted in the financials sector, our stock selection boosted relative performance. In addition, although our information technology stocks were evenly weighted compared with the index, our stock selection made a positive difference.8 Standouts included Maxtor,

6. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment, industrial conglomerates and machinery in the Statement of Investments (SOI).

7. The financials sector comprises capital markets, consumer finance, commercial banks, diversified financial services, insurance and real estate in the SOI.

8. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, IT services, semiconductors and semiconductor equipment, and software in the SOI.

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Western Digital, Lite-On Technology, Samsung Electronics and Satyam Computer Services. We sold Western Digital and Satyam by period-end.

There were some disappointments that detracted from our overall results during the period. Stock selection in the health care sector hurt the Fund’s performance.9 Within the sector, Abbott Laboratories, Boston Scientific, Pfizer and Tenet Healthcare underperformed.

From a country standpoint, the Fund’s exposure to Japan and the U.S. hampered overall returns. Although we were slightly overweighted in Japan, stock selection hurt Fund performance, with weak results from Hitachi, Nintendo, Mabuchi Motor and Fuji Photo Film. Similarly, the Fund suffered from our stock selection for U.S. holdings. Stocks of BearingPoint, Dow Chemical, Fannie Mae, Mattel and The DIRECTV Group declined in value and hurt Fund performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the year ended December 31, 2005, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund’s performance (equity portion only) was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Fixed Income

Interest Rate Strategy

In anticipation of rising global interest rates, led by the U.S. Fed, we shortened the Fund’s overall duration, particularly in Asia and increasingly Europe. However, we continued to find opportunities over the past year to take advantage of lower interest rates to benefit Fund performance. Lower interest rates in Poland and Slovakia bolstered local bond market returns. While we continued to avoid the U.K.’s currency risk, the lack of exposure to the U.K. bond market detracted from relative Fund performance given the 25 basis-point (100 basis points equal one percentage point) reduction in interest rates during the year.10

9. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

10. Source: Bank of England.

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Currency Strategy

The dollar appreciated against its major trading partners; however, while this positive interest rate differential was increasing, the U.S. balance of payment position deteriorated, led by a larger current account deficit and greater reliance on debt financing, particularly from the government sector. That the U.S. current account deficit deteriorated significantly while the country also experienced currency strength indicated global macroeconomic imbalances. These imbalances were largely offset by sufficient global market liquidity resulting from a large, global savings pool in Asia and oil-exporting countries. Given the magnitude of global economic imbalances, particularly between the U.S. and Asia, we believe the U.S. dollar may need to weaken to help improve the U.S. current account position over the medium term.

In a relatively difficult currency environment, currency diversification was an important component of the Fund’s strong performance relative to the JPM GGBI. We significantly reduced exposure to the euro and increased allocation to non-Japan Asia, non-euro Europe and the Americas outside of the U.S. The two most notable allocation changes, and consequently, the largest currency contributors to relative performance, were the Canadian dollar and the South Korean won. Macroeconomic fundamentals remained supportive of the Canadian dollar, which appreciated 2.57% against the U.S. dollar and brought the total return of Canadian bond markets to 10.02% in U.S. dollar terms over the year.11 We continued to see more signs of domestic demand strength in Asia. One of the best examples was the acceleration of South Korean private consumption in third quarter 2005, following an improvement in consumer confidence and a rise in property prices earlier in the year. The South Korean won appreciated 2.41% against the U.S. dollar.11 The Swedish krona weakened more than the euro against the dollar, or 16.50%, and was one of the more significant currency detractors from relative performance.11 Currency performance over the period was hindered by Sweden’s lower interest rates relative to other developed markets; however, the country maintained large current account and fiscal surpluses.

Global Sovereign Debt Strategy

The Fund also purchased investment-grade and sub-investment-grade sovereign debt that typically compensates for greater credit risk by

11. Source: J.P. Morgan, Government Bond Index Monitor, December 2005.

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities

12/31/05

% of Total Net Assets
Media	5.0%
Diversified Telecommunication Services	4.7%
Commercial Banks	4.7%
Pharmaceuticals	4.6%
Insurance	4.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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offering higher yields relative to U.S. and European benchmark treasury curves. Despite rising U.S. interest rates, U.S. dollar-denominated emerging market debt continued to generate strong returns, rising 10.73% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.12 Sovereign interest rate spreads narrowed from 347 basis points greater than the U.S. Treasury market at the beginning of the reporting period, to 237 basis points by period-end. Regionally, Latin American sovereign debt rose 10.88%, eastern European 10.91% and Asian 11.39%.12 Euro-denominated markets also rose during the period, gaining 7.07% in euro terms as measured by the JPM Euro EMBI Global, yet declined in U.S. dollar terms given the euro’s volatility.12 We sought to take advantage of strength in sovereign debt prices to reduce allocations to U.S. dollar-denominated credit, particularly in Venezuela and Ukraine.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

12. Source: J.P. Morgan, Emerging Markets Bond Index Monitor, December 2005. Please see Index Descriptions following the Fund Summaries.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 5 Country Holdings

Templeton Global Asset Allocation Fund

12/31/05

% of Total Net Assets
U.S.	13.9%
U.K.	11.4%
South Korea	8.1%
Japan	7.4%
France	4.9%

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Global Asset Allocation Fund – Class 1

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In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,053.00	$4.40
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.85%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.11	$18.78	$14.59	$15.51	$19.22

Income from investment operations:
Net investment income[a]	0.49	0.48	0.41	0.39	0.38 [c]
Net realized and unrealized gains (losses)	0.28	2.42	4.23	(1.01)	(2.16)[c]

Total from investment operations	0.77	2.90	4.64	(0.62)	(1.78)

Less distributions from:
Net investment income	(0.82)	(0.57)	(0.45)	(0.30)	(0.26)
Net realized gains	—	—	—	—	(1.67)

Total distributions	(0.82)	(0.57)	(0.45)	(0.30)	(1.93)

Net asset value, end of year	$21.06	$21.11	$18.78	$14.59	$15.51

Total return[b]	3.85%	15.94%	32.31%	(4.17)%	(9.72)%
Ratios/supplemental data
Net assets, end of year (000’s)	$638,006	$625,728	$572,798	$425,470	$501,074
Ratios to average net assets:
Expenses	0.85%	0.84%	0.81%	0.81%	0.81%
Net investment income	2.36%	2.52%	2.54%	2.56%	2.28% [c]
Portfolio turnover rate	26.23%	27.43%	34.25%	27.27%	35.63%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton  Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all  premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	(0.018)
Ratio of net investment income to average net assets	(0.10)%

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.94	$18.64	$14.49	$15.41	$19.13

Income from investment operations:
Net investment income[a]	0.43	0.43	0.36	0.34	0.33 [c]
Net realized and unrealized gains (losses)	0.29	2.41	4.20	(1.00)	(2.15)[c]

Total from investment operations	0.72	2.84	4.56	(.66)	(1.82)

Less distributions from:
Net investment income	(0.78)	(0.54)	(0.41)	(0.26)	(0.23)
Net realized gains	—	—	—	—	(1.67)

Total distributions	(0.78)	(0.54)	(0.41)	(0.26)	(1.90)

Net asset value, end of year	$20.88	$20.94	$18.64	$14.49	$15.41

Total return[b]	3.55%	15.72%	31.95%	(4.39)%	(9.95)%
Ratios/supplemental data
Net assets, end of year (000’s)	$68,385	$65,806	$55,754	$39,926	$38,974
Ratios to average net assets:
Expenses	1.10%	1.09%	1.06%	1.06%	1.06%
Net investment income	2.11%	2.27%	2.29%	2.31%	1.99% [c]
Portfolio turnover rate	26.23%	27.43%	34.25%	27.27%	35.63%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton  Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all  premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	(0.018)
Ratio of net investment income to average net assets	(0.10)%

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Global Asset Allocation Fund	Country	Shares	Value
Common Stocks 65.2%
Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	667,495	$4,383,986
[a]Rolls-Royce Group PLC	United Kingdom	464,247	3,414,501
Rolls-Royce Group PLC, B	United Kingdom	15,505,849	27,344

			7,825,831

Air Freight & Logistics 0.9%
Deutsche Post AG	Germany	255,240	6,200,444

Auto Components 0.7%
Valeo SA	France	127,509	4,741,388

Automobiles 0.6%
Bayerische Motoren Werke AG	Germany	97,480	4,269,863

Capital Markets 2.5%
Amvescap PLC	United Kingdom	587,500	4,467,578
ING Groep NV	Netherlands	210,732	7,309,620
Nomura Holdings Inc.	Japan	309,600	5,928,120

			17,705,318

Chemicals 1.1%
Akzo Nobel NV	Netherlands	63,665	2,950,728
The Dow Chemical Co.	United States	116,800	5,118,176

			8,068,904

Commercial Banks 4.7%
Banco Santander Central Hispano SA	Spain	445,400	5,879,248
DBS Group Holdings Ltd.	Singapore	476,000	4,722,932
[a]Kookmin Bank, ADR	South Korea	119,040	8,893,478
Lloyds TSB Group PLC	United Kingdom	343,900	2,890,273
Mitsubishi UFJ Financial Group Inc.	Japan	202	2,738,287
Nordea Bank AB, FDR	Sweden	480,660	5,024,529
Sumitomo Mitsui Financial Group Inc.	Japan	269	2,848,852

			32,997,599

Commercial Services & Supplies 2.2%
R. R. Donnelley & Sons Co.	United States	103,660	3,546,209
Rentokil Initial PLC	United Kingdom	1,443,100	4,059,347
Securitas AB, B	Sweden	472,700	7,853,049

			15,458,605

Communications Equipment 0.5%
[a]Avaya Inc.	United States	364,440	3,888,575

Computers & Peripherals 1.0%
Lite-On Technology Corp.	Taiwan	2,117,520	2,886,662
[a]Maxtor Corp.	United States	276,400	1,918,216
NEC Corp.	Japan	319,000	1,983,784

			6,788,662

Consumer Finance 0.3%
Fannie Mae	United States	50,400	2,460,024

Diversified Consumer Services 0.6%
H&R Block Inc.	United States	183,800	4,512,290

TGA-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Shares	Value
Common Stocks (cont.)
Diversified Financial Services 1.1%
JPMorgan Chase & Co.	United States	154,870	$6,146,790
Morgan Stanley	United States	30,900	1,753,266

			7,900,056

Diversified Telecommunication Services 4.7%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	141,200	2,591,020
France Telecom SA, ADR	France	188,250	4,676,130
KT Corp., ADR	South Korea	208,260	4,488,003
Nippon Telegraph & Telephone Corp.	Japan	1,152	5,231,483
Nippon Telegraph & Telephone Corp., ADR	Japan	5,680	129,561
Telefonica SA, ADR	Spain	100,192	4,510,644
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	303,716	7,495,711
Telenor ASA	Norway	425,300	4,174,488

			33,297,040

Electric Utilities 1.7%
E.ON AG	Germany	48,690	5,041,339
Endesa SA	Spain	122,000	3,209,228
National Grid PLC	United Kingdom	368,659	3,608,936

			11,859,503

Electrical Equipment 1.1%
Gamesa Corp. Tecnologica SA	Spain	22,797	333,575
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	281,943	4,125,499
[a,b]Vestas Wind Systems AS, 144A	Denmark	204,300	3,355,132

			7,814,206

Electronic Equipment & Instruments 1.8%
Hitachi Ltd.	Japan	845,000	5,691,562
Mabuchi Motor Co. Ltd.	Japan	74,700	4,145,429
Venture Corp. Ltd.	Singapore	343,000	2,846,387

			12,683,378

Food & Staples Retailing 0.5%
Boots Group PLC	United Kingdom	364,800	3,800,240

Food Products 1.7%
Nestle SA	Switzerland	22,300	6,670,904
Unilever PLC	United Kingdom	513,650	5,094,583

			11,765,487

Gas Utilities 1.0%
El Paso Corp.	United States	607,740	7,390,118

Health Care Equipment & Supplies 0.7%
[a]Boston Scientific Corp.	United States	196,230	4,805,673

Health Care Providers & Services 0.4%
[a]Tenet Healthcare Corp.	United States	376,600	2,884,756

Hotels Restaurants & Leisure 0.8%
Compass Group PLC	United Kingdom	1,511,620	5,734,470

Household Durables 2.0%
Koninklijke Philips Electronics NV	Netherlands	212,837	6,614,136
Sony Corp.	Japan	41,300	1,686,571
Sony Corp., ADR	Japan	136,900	5,585,520

			13,886,227

TGA-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Shares	Value
Common Stocks (cont.)
Industrial Conglomerates 1.1%
Siemens AG, ADR	Germany	30,680	$2,625,901
Smiths Group PLC	United Kingdom	278,600	5,013,660

			7,639,561

Insurance 4.1%
ACE Ltd.	Bermuda	101,700	5,434,848
AXA SA	France	210,734	6,800,755
American International Group Inc.	United States	76,170	5,197,079
Swiss Reinsurance Co.	Switzerland	95,570	6,998,161
XL Capital Ltd., A	Bermuda	68,810	4,636,418

			29,067,261

IT Services 0.4%
[a]BearingPoint Inc.	United States	410,000	3,222,600

Leisure Equipment & Products 1.0%
Fuji Photo Film Co. Ltd.	Japan	142,600	4,711,853
Mattel Inc.	United States	131,100	2,074,002

			6,785,855

Machinery 0.5%
Atlas Copco AB, A	Sweden	154,890	3,450,447

Media 5.0%
British Sky Broadcasting Group PLC	United Kingdom	783,600	6,693,538
[a]The DIRECTV Group Inc.	United States	420,900	5,943,108
News Corp., A	United States	363,110	5,646,361
Pearson PLC	United Kingdom	364,400	4,310,157
Reed Elsevier NV	Netherlands	501,600	7,007,066
Time Warner Inc.	United States	110,900	1,934,096
Wolters Kluwer NV	Netherlands	156,115	3,156,670

			34,690,996

Metals & Mining 0.4%
POSCO, ADR	South Korea	57,100	2,827,021

Multi-Utilities 1.0%
Centrica PLC	United Kingdom	480,200	2,104,643
Suez SA	France	159,880	4,977,904

			7,082,547

Multiline Retail 0.8%
Target Corp.	United States	107,000	5,881,790

Oil, Gas & Consumable Fuels 2.6%
BP PLC	United Kingdom	497,510	5,298,275
Eni SpA	Italy	224,025	6,213,917
Royal Dutch Shell PLC, B	United Kingdom	217,252	6,944,669

			18,456,861

Paper & Forest Products 1.8%
Stora Enso OYJ, R	Finland	518,430	7,021,224
UPM-Kymmene OYJ	Finland	297,480	5,831,963

			12,853,187

Pharmaceuticals 4.6%
Abbott Laboratories	United States	118,000	4,652,740
Bristol-Myers Squibb Co.	United States	217,420	4,996,311

TGA-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Shares		Value
Common Stocks (cont.)
Pharmaceuticals (cont.)
GlaxoSmithKline PLC	United Kingdom	290,761		$7,348,522
Pfizer Inc.	United States	129,900		3,029,268
Sanofi-Aventis	France	91,000		7,972,046
Takeda Pharmaceutical Co. Ltd.	Japan	84,300		4,556,757

				32,555,644

Real Estate 2.5%
Cheung Kong Holdings Ltd.	Hong Kong	1,031,500		10,582,864
Swire Pacific Ltd., A	Hong Kong	780,000		7,001,606

				17,584,470

Semiconductors & Semiconductor Equipment 1.6%
Samsung Electronics Co. Ltd.	South Korea	16,790		10,982,243

Software 2.7%
[a]BEA Systems Inc.	United States	247,000		2,321,800
[a]BMC Software Inc.	United States	291,900		5,981,031
[a]Check Point Software Technologies Ltd.	Israel	89,590		1,800,759
Nintendo Co. Ltd.	Japan	54,800		6,616,114
[a]Synopsys Inc.	United States	128,080		2,569,285

				19,288,989

Wireless Telecommunication Services 1.4%
SK Telecom Co. Ltd., ADR	South Korea	198,040		4,018,232
Vodafone Group PLC, ADR	United Kingdom	261,430		5,612,902

				9,631,134

Total Common Stocks (Cost $369,137,444)				460,739,263

Preferred Stock (Cost $613,158) 0.4%
Metals & Mining 0.4%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	70,240		2,546,200

		Principal Amount[c]
Foreign Government and Agency Securities 29.4%
[d]Government of Argentina, FRN, 4.005%, 8/03/12	Argentina	$7,600,000		5,864,832
Government of Austria, 9.00%, 9/15/06	Austria	375,000,000	ISK	5,945,499
5.00%, 7/15/12	Austria	4,800,000	EUR	6,292,165
Government of Belgium, 7.50%, 7/29/08	Belgium	4,193,000	EUR	5,517,703
5.00%, 9/28/12	Belgium	1,760,000	EUR	2,313,228
Government of Canada, 4.50%, 9/01/07	Canada	4,000,000	CAD	3,477,278
6.00%, 6/01/08	Canada	2,212,000	CAD	1,995,862
6.00%, 6/01/11	Canada	6,849,000	CAD	6,482,537
Government of Denmark, 5.00%, 11/15/13	Denmark	25,080,000	DKK	4,474,947
Government of Finland, 3.00%, 7/04/08	Finland	1,850,000	EUR	2,196,145
Government of France, 4.00%, 10/25/09	France	4,590,000	EUR	5,632,436
Government of Germany, 5.00%, 7/04/11	Germany	1,395,000	EUR	1,808,339
Government of Indonesia, 14.00%, 6/15/09	Indonesia	18,000,000,000	IDR	1,871,413
14.275%, 12/15/13	Indonesia	16,853,000,000	IDR	1,782,715
10.75%, 5/15/16	Indonesia	66,500,000,000	IDR	5,642,891

TGA-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Principal Amount[c]		Value
Foreign Government and Agency Securities (cont.)
Government of Italy, 7.75%, 11/01/06	Italy	974,190	EUR	$1,200,695
5.00%, 2/01/12	Italy	1,810,000	EUR	2,354,367
Government of Korea,
6.90%, 1/16/07	South Korea	12,400,000,000	KRW	12,577,391
4.75%, 3/03/07	South Korea	11,800,000,000	KRW	11,705,952
4.50%, 9/09/08	South Korea	1,700,000,000	KRW	1,663,874
Government of Malaysia,
6.45%, 7/01/08	Malaysia	23,400,000	MYR	6,627,781
4.305%, 2/27/09	Malaysia	5,000,000	MYR	1,350,509
Government of Netherlands, 5.00%, 7/15/12	Netherlands	1,760,000	EUR	2,306,831
Government of New Zealand, 7.00%, 7/15/09	New Zealand	20,308,000	NZD	14,320,369
Government of Norway, 6.75%, 1/15/07	Norway	92,455,000	NOK	14,239,270
Government of Philippines, 9.00%, 2/15/13	Philippines	1,425,000		1,583,531
Government of Poland,
8.50%, 11/12/06	Poland	620,000	PLN	197,241
8.50%, 5/12/07	Poland	15,700,000	PLN	5,081,764
6.00%, 5/24/09	Poland	24,850,000	PLN	7,921,631
6.25%, 10/24/15	Poland	6,850,000	PLN	2,293,279
5.75%, 9/23/22	Poland	950,000	PLN	312,095
Government of Singapore, 4.00%, 3/01/07	Singapore	17,800,000	SGD	10,905,638
Government of Slovakia, 4.80%, 4/14/09	Slovak Republic	1,500,000	SKK	48,898
4.90%, 2/11/14	Slovak Republic	196,400,000	SKK	6,687,284
5.30%, 5/12/19	Slovak Republic	1,300,000	SKK	46,680
[e]Strip, 1/14/07	Slovak Republic	181,500,000	SKK	5,493,323
Government of Spain, 10.15%, 1/31/06	Spain	2,450,000	EUR	2,916,762
Government of Sweden, 8.00%, 8/15/07	Sweden	61,365,000	SEK	8,380,487
5.50%, 10/08/12	Sweden	49,110,000	SEK	7,020,836
[e]Strip, 9/20/06	Sweden	5,650,000	SEK	699,702
Government of Thailand, 8.00%, 12/08/06	Thailand	159,750,000	THB	4,038,433
[b,d]Government of Ukraine, 144A, FRN, 7.343%, 8/05/09	Ukraine	700,000		756,875
[d]Government of Venezuela, FRN, 5.194%, 4/20/11	Venezuela	2,115,000		2,075,344
New South Wales Treasury Corp., 6.50%, 5/01/06	Australia	9,688,000	AUD	7,129,374
8.00%, 3/01/08	Australia	2,430,000	AUD	1,874,293
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	300,000	AUD	224,743
8/14/13	Australia	2,800,000	AUD	2,133,756

Total Foreign Government and Agency Securities (Cost $186,309,879)				207,466,998

Total Long Term Investments (Cost $556,060,481)				670,752,461

TGA-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Principal Amount[c]		Value
Short Term Investments 4.1%
Foreign Government Securities 1.1%
[e]Thailand Treasury Bill,
2/23/06	Thailand	139,000,000	THB	$3,373,948
3/09/06	Thailand	37,075,000	THB	898,521
5/25/06	Thailand	95,000,000	THB	2,290,419
7/27/06	Thailand	2,500,000	THB	59,482
9/07/06	Thailand	3,100,000	THB	73,501
10/05/06	Thailand	24,200,000	THB	573,898
10/12/06	Thailand	40,400,000	THB	953,714

Total Foreign Government Securities (Cost $8,562,905)				8,223,483

Total Investments before Money Fund (Cost $564,623,386)				678,975,944

		Shares
Money Fund (Cost $21,185,518) 3.0%
[f]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	21,185,518		21,185,518

Total Investments (Cost $585,808,904) 99.1%				700,161,462
Net Unrealized Gain on Forward Exchange Contracts 0.0%[g]				265,038
Other Assets, less Liabilities 0.9%				5,964,363

Net Assets 100.0%				$706,390,863

Currency Abbreviations

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

KRW - South Korean Won

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

FRN - Floating Rate Note

[a]	Non-income producing.
[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $8,237,506, representing 1.17% of net assets.
[c]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[d]	The coupon rate shown represents the rate at period end.
[e]	A portion or all of the security is traded on a discount basis with no stated coupon rate.
[f]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[g]	Rounds to less than 0.05% of net assets.

See notes to financial statements.

TGA-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Global Asset Allocation Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$564,623,386
Cost - Sweep Money Fund (Note 7)	21,185,518

Total cost of investments	$585,808,904

Value - Unaffiliated issuers	$678,975,944
Value - Sweep Money Fund (Note 7)	21,185,518

Total value of investments	700,161,462
Cash	34,405
Foreign currency, at value (cost $4,869)	3,697
Receivables:
Investment securities sold	1,989,604
Capital shares sold	291
Dividends and interest	5,753,380
Unrealized gain on forward exchange contracts (Note 8)	265,038
Other assets	3,608

Total assets	708,211,485

Liabilities:
Payables:
Capital shares redeemed	1,094,814
Affiliates	466,483
Reports to shareholders	182,283
Accrued expenses and other liabilities	77,042

Total liabilities	1,820,622

Net assets, at value	$706,390,863

Net assets consist of:
Paid-in capital	$552,419,490
Undistributed net investment income	19,276,987
Net unrealized appreciation (depreciation)	114,615,623
Accumulated net realized gain (loss)	20,078,763

Net assets, at value	$706,390,863

Class 1:
Net assets, at value	$638,005,889

Shares outstanding	30,291,355

Net asset value and offering price per share	$21.06

Class 2:
Net assets, at value	$68,384,974

Shares outstanding	3,274,824

Net asset value and offering price per share	$20.88

See notes to financial statements.

TGA-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Global Asset Allocation Fund
Investment income:
Dividends: (net of foreign taxes of $889,657)
Unaffiliated issuers	$11,784,015
Sweep Money Fund (Note 7)	758,212
Interest (net of foreign taxes of $268,898)	9,768,131
Other income (Note 10)	19,119

Total investment income	22,329,477

Expenses:
Management fees (Note 3a)	4,104,598
Administrative fees (Note 3b)	968,022
Distribution fees - Class 2 (Note 3c)	167,894
Unaffiliated transfer agent fees	3,940
Custodian fees (Note 4)	271,090
Reports to shareholders	472,847
Professional fees	40,875
Trustees’ fees and expenses	3,798
Other	19,631

Total expenses	6,052,695
Expense reductions (Note 4)	(939)

Net expenses	6,051,756

Net investment income	16,277,721

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	49,124,156
Foreign currency transactions	7,336,248

Net realized gain (loss)	56,460,404

Net change in unrealized appreciation (depreciation) on:
Investments	(45,849,443)
Translation of assets and liabilities denominated in foreign currencies	(396,964)

Net change in unrealized appreciation (depreciation)	(46,246,407)

Net realized and unrealized gain (loss)	10,213,997

Net increase (decrease) in net assets resulting from operations	$26,491,718

See notes to financial statements.

TGA-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Asset Allocation Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$16,277,721	$15,379,625
Net realized gain (loss) from investments and foreign currency transactions	56,460,404	38,579,468
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(46,246,407)	41,490,491

Net increase (decrease) in net assets resulting from operations	26,491,718	95,449,584

Distributions to shareholders from:
Net investment income:
Class 1	(24,700,828)	(16,563,956)
Class 2	(2,527,126)	(1,658,563)

Total distributions to shareholders	(27,227,954)	(18,222,519)

Capital share transactions: (Note 2)
Class 1	12,930,774	(17,118,553)
Class 2	2,662,831	2,872,334

Total capital share transactions	15,593,605	(14,246,219)

Net increase (decrease) in net assets	14,857,369	62,980,846
Net assets:
Beginning of year	691,533,494	628,552,648

End of year	$706,390,863	$691,533,494

Undistributed net investment income included in net assets:
End of year	$19,276,987	$22,180,158

See notes to financial statements.

TGA-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 56.42% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

TGA-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

TGA-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,742,106	$36,156,220	2,523,033	$48,527,568
Shares issued in reinvestment of distributions	1,232,576	24,700,828	904,640	16,563,956
Shares redeemed	(2,319,937)	(47,926,274)	(4,294,965)	(82,210,077)

Net increase (decrease)	654,745	$12,930,774	(867,292)	$(17,118,553)

Class 2 Shares:
Shares sold	650,005	$13,320,533	617,661	$11,736,853
Shares issued in reinvestment of distributions	126,991	2,527,126	91,180	1,658,563
Shares redeemed	(644,040)	(13,184,828)	(557,792)	(10,523,082)

Net increase (decrease)	132,956	$2,662,831	151,049	$2,872,334

TGA-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $1.3 billion
0.520%	In excess of $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

TGA-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

5. INCOME TAXES

During the year ended December 31, 2005, the Fund utilized $28,332,420 of capital loss carryforwards.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $133,304.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$27,227,954	$18,222,519

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income, and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$589,732,840

Unrealized appreciation	$144,245,289
Unrealized depreciation	(33,816,667)

Net unrealized appreciation (depreciation)	$110,428,622

Undistributed ordinary income	$23,238,601
Undistributed long term capital gains	20,174,390

Distributable earnings	$43,412,991

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $178,268,669 and $172,701,506, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

TGA-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
47,000,000	Indian Rupee	1,525,677	NZD	6/21/06	$9,519
72,200,000	Thailand Baht	2,539,392	NZD	11/30/06	68,645
72,200,000	Thailand Baht	2,530,448	NZD	12/06/06	75,096
1,800,000,000	Korean Won	2,520,094	NZD	12/06/06	111,778

		9,115,611	NZD		265,038

	Net unrealized gain (loss) on forward exchange contracts				$265,038

a In U.S. dollars unless otherwise indicated.

Currency Abbreviations

NZD - New Zealand Dollars

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

TGA-26

Franklin Templeton Variable Insurance Products Trust

Templeton Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Asset Allocation Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

TGA-27

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Asset Allocation Fund

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $20,174,390 as capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 5.43% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TGA-28

TEMPLETON GLOBAL INCOME SECURITIES FUND

This annual report for Templeton Global Income Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	-2.91%	+11.30%	+7.28%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: J.P. Morgan; Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

TGI-1

Fund Goal and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s total return for the period under review in the Performance Summary. The Fund outperformed its benchmark, the JPM GGBI (the Index), which had a -6.53% total return in U.S. dollar terms for the year under review.1

Economic and Market Overview

The U.S. economy experienced solid growth during the year under review and remained notably resilient despite higher energy prices and the impact of hurricanes in the south. In third quarter 2005, the economy expanded 3.6% compared with the year earlier period. Continuing productivity growth and job creation increased capital and labor utilization and, along with higher global commodity prices, exerted inflationary pressures in the U.S. The Federal Reserve Board (Fed) continued its series of measured interest rate hikes, increasing the federal funds target rate 200 basis points (100 basis points equal one percentage point) to 4.25% by period-end to remove policy accommodation given strong growth conditions and higher inflation. Consistent with strong economic growth and in particular solid consumption trends, U.S. imports exceeded exports, driving the U.S. trade balance to a $64 billion monthly deficit level by November 2005.2 Although higher oil prices negatively impacted the deficit, the underlying trade balance (not including oil) also deteriorated, largely as a result of a widening trade deficit with the Pacific Rim region. Furthermore, the U.S. current account deficit widened to 6.2% of gross domestic product (GDP) in third quarter 2005 versus 5.7% a year earlier.2

In contrast to the U.S., Asia generated trade and current account surpluses. These surpluses facilitated foreign reserve accumulation, most notably in China where foreign exchange reserves reached $819 billion

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Department of Commerce.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGI-2

in December 2005.3 This foreign reserve buildup combined with international political pressure prompted the Chinese government to revalue the yuan and move from its U.S. dollar peg to a managed float versus a basket of undisclosed global currencies. Although global demand for Asian products remained favorable for the region’s growth prospects, there were also signs during the period of a pickup in domestic growth drivers. For example, private consumption accelerated in South Korea. Furthermore, this rebalancing extended to Japan where notable improvements in domestic demand conditions improved prospects for the country to finally exit deflation. In China, increased consumption and strong domestic growth conditions benefited the country’s regional trade partners through import demand. Overall, aggregate demand among Asian economies rose over the Fund’s fiscal year. In Singapore, South Korea and Thailand, GDP growth rates improved. Correspondingly, regional interest rates began to rise. Thailand raised rates 200 basis points to 4.00% and South Korea began to tighten monetary policy in the second half of the year, raising rates 25 basis points to 3.75%.4

Following sluggish economic growth in the first half of the year, economic activity in the 12-country euro zone accelerated in the second half but remained more moderate than growth in the U.S. or Asia. Euro-zone GDP for third quarter 2005 rose 1.6% compared with a year earlier.5 While underlying inflationary pressures remained well contained, higher energy prices and liquidity conditions prompted the European Central Bank (ECB) to increase interest rates by 25 basis points to 2.25% after being on hold for 30 months. Central European economies also benefited from the firmer growth conditions in the euro zone. Poland’s GDP growth rose 3.7% while Slovakia’s GDP growth accelerated further to 6.2% in third quarter 2005.6 Prior fiscal reforms and prudent macroeconomic policies enabled Slovakia to join ERMII, which is the precursor to adopting the euro, in the fourth quarter. Economic conditions in Norway and Sweden remained characterized by significantly large current account surpluses and better domestic growth conditions, led by labor market improvement. Correspondingly, Norway’s central bank raised interest rates during the period and Sweden’s paused after reducing rates earlier in the period.

3. Source: National Bureau of Statistics, China.

4. Sources: Bank of Thailand; Bank of Korea (South Korea).

5. Source: Eurostat.

6. Sources: Polish Statistics Office; Statistical Office of Slovakia.

TGI-3

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. In considering these factors, we may evaluate a country’s changing market, and economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return is influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

In anticipation of rising global interest rates, led by the U.S. Fed, we shortened the Fund’s overall duration, particularly in Asia and increasingly Europe. However, we continued to find opportunities over the past year to take advantage of lower interest rates to benefit Fund performance. For example, the National Bank of Poland reduced interest rates 200 basis points during the year to 4.50%, bolstering local bond market returns to 9.67% in local currency terms.7 While economic growth in Poland remained above rates in the euro zone, the composition of growth showed slower private consumption and investment growth. Furthermore, currency appreciation against its major trading partners contributed to the disinflationary process, with consumer price inflation falling from 4.4% at the end of 2004 to 1.0% in November 2005.8 In another example, the National Bank of Slovakia reduced interest rates 100 basis points to 3.00%, to ease the constraint imposed on monetary conditions by the currency appreciation. While we continued to avoid the U.K.’s currency risk, the lack of exposure to the U.K. bond market detracted from relative Fund performance given the 25 basis-point reduction in interest rates during the year.9

Currency Strategy

During the 12 months under review, the U.S. dollar received some reprieve from the depreciation trend that began in early 2002. The dollar

7. Source: J.P. Morgan, Government Bond Index Monitor, December 2005.

8. Source: Polish Statistics Office.

9. Source: Bank of England.

TGI-4

appreciated 8.42% against its major trading partners, including 15.23% appreciation against the euro and 15.18% appreciation against the yen.10 This reprieve likely was due in part to the Fed’s interest rate increases, which brought U.S. rates in line with the ECB rate at the beginning of the reporting period and 200 basis points higher by period-end. However, while this positive interest rate differential was increasing, the U.S. balance of payment position deteriorated, led by a larger current account deficit and greater reliance on debt financing, particularly from the government sector. That the U.S. current account deficit deteriorated significantly while the country also experienced currency strength indicated global macroeconomic imbalances. These imbalances were largely offset by sufficient global market liquidity resulting from a large, global savings pool in Asia and oil-exporting countries. Given the magnitude of global economic imbalances, particularly between the U.S. and Asia, we believe the U.S. dollar may need to weaken to help improve the U.S. current account position over the medium term.

In a relatively difficult currency environment, currency diversification was an important component of the Fund’s strong performance relative to the JPM GGBI. We significantly reduced exposure to the euro and increased allocation to non-Japan Asia, non-euro Europe and the Americas outside of the U.S. The two most notable allocation changes, and consequently, the largest currency contributors to relative performance, were the Canadian dollar and the South Korean won. Macroeconomic fundamentals remained supportive of the Canadian dollar, which appreciated 2.57% against the U.S. dollar and brought the total return of Canadian bond markets to 10.02% in U.S. dollar terms over the year.7 Energy and commodity prices continued to underpin Canada’s overall economic environment. Additionally, the higher commodity price environment bolstered the Canadian balance of payment position through higher exports as well as increased capital flows into the energy sector. We continued to see more signs of domestic demand strength in Asia. One of the best examples was the acceleration of South Korean private consumption in third quarter to 4.0% from 2.8% in second quarter 2005, which was preceded by an improvement in consumer confidence and a rise in property prices earlier in the year.11 The South Korean won appreciated 2.41% against the U.S. dollar.7 The Swedish krona weakened more than the euro against the dollar, or 16.50%, and was one of the more significant currency detractors from relative performance.7 Currency performance over

10. Source: Compustat.

11. Source: Bank of Korea (South Korea).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGI-5

the period was hindered by Sweden’s lower interest rates relative to other developed markets; however, the country maintained large current account and fiscal surpluses.

Global Sovereign Debt Strategy

The Fund also purchased investment-grade and sub-investment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. Despite rising U.S. interest rates, U.S. dollar-denominated emerging market debt continued to generate strong returns, rising 10.73% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.12 Sovereign interest rate spreads narrowed from 347 basis points greater than the U.S. Treasury market at the beginning of the reporting period, to 237 basis points by period-end. Regionally, Latin American sovereign debt rose 10.88%, eastern European 10.91% and Asian 11.39%.12 Euro-denominated markets also rose during the period, gaining 7.07% in euro terms as measured by the JPM Euro EMBI Global, yet declined in U.S. dollar terms given the euro’s volatility.12 We sought to take advantage of strength in sovereign debt prices to reduce allocations to U.S. dollar-denominated credit, particularly in Venezuela and Ukraine.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

12. Source: J.P. Morgan, Emerging Markets Bond Index Monitor, December 2005. Please see Index Descriptions following the Fund Summaries.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-6

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

Templeton Global Income Securities Fund – Class 1

TGI-7

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,007.00	$3.79
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are equal to the annualized expense ratio, net of expense reduction, for the Fund’s Class 1 shares (0.75%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.80	$15.54	$13.67	$11.39	$11.53

Income from investment operations:
Net investment income[a]	0.57	0.66	0.69	0.59	0.59	[d]
Net realized and unrealized gains (losses)	(1.03)	1.37	2.35	1.83	(0.32)[d]

Total from investment operations	(0.46)	2.03	3.04	2.42	.27

Less distributions from net investment income	(0.98)	(1.77)	(1.17)	(0.14)	(0.41)

Redemption fees	— [c]	—	—	—	—

Net asset value, end of year	$14.36	$15.80	$15.54	$13.67	$11.39

Total return[b]	(2.91)%	15.09%	22.72%	21.44%	2.55%
Ratios/supplemental data
Net assets, end of year (000’s)	$53,115	$49,845	$52,842	$50,622	$63,781
Ratios to average net assets:
Expenses before expense reduction	0.78%	0.79%	0.76%	0.73%	0.71%
Expenses net of expense reduction	0.74%	0.78%	0.76%	0.73%	0.71%
Net investment income	3.81%	4.40%	4.72%	4.88%	5.22%	[d]
Portfolio turnover rate	30.28%	37.39%	53.01%	27.91%	122.45%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]Amount	is less than $0.01 per share.
[d]Effective	January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all
premium	and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(0.059)
Net realized and unrealized gains (losses) per share	0.059
Ratio of net investment income to average net assets	(0.53)%

See notes to financial statements.

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.64	$15.42	$13.59	$11.33	$11.48

Income from investment operations:
Net investment income[a]	0.52	0.60	0.65	0.54	0.55	[d]
Net realized and unrealized gains (losses)	(1.00)	1.36	2.33	1.84	(0.31)[d]

Total from investment operations	(0.48)	1.96	2.98	2.38	0.24

Less distributions from net investment income	(0.97)	(1.74)	(1.15)	(0.12)	(0.39)

Redemption fees	—[c]	—	—	—	—

Net asset value, end of year	$14.19	$15.64	$15.42	$13.59	$11.33

Total return[b]	(3.08)%	14.74%	22.44%	21.15%	2.24%
Ratios/supplemental data
Net assets, end of year (000’s)	$61,255	$19,779	$5,181	$2,119	$1,286
Ratios to average net assets:
Expenses before expense reduction	1.03%	1.04%	1.01%	0.98%	0.96%
Expense net of expense reduction	0.99%	1.03%	1.01%	0.98%	0.96%
Net investment income	3.56%	4.15%	4.47%	4.63%	4.95%	[d]
Portfolio turnover rate	30.28%	37.39%	53.01%	27.91%	122.45%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle
[c]Amount	is less than $0.01 per share.
[d]Effective	January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all
premium	and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(0.059)
Net realized and unrealized gains (losses) per share	0.059
Ratio of net investment income to average net assets	(0.53)%

See notes to financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund (continued)

Period Ended December 31,
Class 3	2005[c]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.27

Income from investment operations:
Net investment income[a]	0.38
Net realized and unrealized gains (losses)	(0.50)

Total from investment operations	(0.12)

Less distributions from net investment income	(0.97)

Redemption fees	—[d]

Net asset value, end of period	$14.18

Total return[b]	(0.80)%
Ratios/supplemental data
Net assets, end of period (000’s)	$5,769
Ratios to average net assets:
Expenses before expense reduction	1.03%[e]
Expenses net of expense reduction	0.99%[e]
Net investment income	3.56%[e]
Portfolio turnover rate	30.28%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]For	the period April 1, 2005 (effective date) to December 31, 2005.
[d]Amount	is less than $0.01 per share.
[e]Annualized.

See notes to financial statements.

TGI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments 83.3%
Argentina 3.2%
[b]Government of Argentina, FRN, 4.005%, 8/03/12	4,997,000		$3,856,127

Australia 2.8%
New South Wales Treasury Corp., 8.00%, 3/01/08	1,990,000	AUD	1,534,915
Queensland Treasury Corp., 6.00%,
8/14/13	2,200,000	AUD	1,676,523
10/14/15	200,000	AUD	152,861

			3,364,299

Austria 1.4%
Government of Austria,
5.50%, 10/20/07	425,000	EUR	526,281
5.00%, 7/15/12	850,000	EUR	1,114,237

			1,640,518

Belgium 0.8%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	902,729

Brazil 0.3%
[b]Government of Brazil, FRN, 5.25%, 4/15/12	349,477		345,982

Canada 5.2%
Government of Canada,
3.00%, 6/01/06	3,470,000	CAD	2,978,205
5.75%, 9/01/06	790,000	CAD	688,394
7.00%, 12/01/06	750,000	CAD	663,259
Province of Alberta, 5.00%, 12/16/08	170,000	CAD	150,296
Province of British Columbia, 5.25%, 12/01/06	1,000,000	CAD	870,515
Province of Manitoba, 5.10%, 12/01/06	1,090,000	CAD	948,290

			6,298,959

Denmark 1.1%
Government of Denmark,
7.00%, 11/15/07	1,450,000	DKK	247,169
5.00%, 11/15/13	3,950,000	DKK	704,787
7.00%, 11/10/24	1,300,000	DKK	304,027

			1,255,983

Finland 1.3%
Government of Finland,
5.00%, 4/25/09	660,000	EUR	831,152
5.375%, 7/04/13	540,000	EUR	734,883

			1,566,035

France 0.9%
Government of France, 4.00%, 10/25/09	845,000	EUR	1,036,908

Germany 2.0%
Government of Germany, 4.00%, 2/16/07	110,000	EUR	132,008
KfW Bankengruppe,
8.25%, 9/20/07	36,000,000	ISK	568,857
senior note, 6.375%, 2/17/15	2,530,000	NZD	1,728,296

			2,429,161

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (cont.)
Greece 1.0%
Government of the Hellenic Republic,
3.25%, 6/21/07	270,000	EUR	$321,334
4.60%, 5/20/13	700,000	EUR	894,825

			1,216,159

Iceland 1.1%
Inter-American Development Bank, 9.00%, 1/04/07	79,500,000	ISK	1,262,525

Indonesia 6.3%
Government of Indonesia,
14.00%, 6/15/09	13,407,000,000	IDR	1,393,891
13.15%, 3/15/10	8,880,000,000	IDR	899,500
15.425%, 9/15/10	450,000,000	IDR	49,192
10.00%, 10/15/11	1,800,000,000	IDR	158,595
11.00%, 12/15/12	450,000,000	IDR	40,728
14.25%, 6/15/13	11,269,000,000	IDR	1,187,796
14.275%, 12/15/13	21,167,000,000	IDR	2,239,052
11.00%, 10/15/14	3,390,000,000	IDR	299,141
10.75%, 5/15/16	3,300,000,000	IDR	280,023
10.00%, 7/15/17	3,500,000,000	IDR	277,803
11.00%, 11/15/20	9,600,000,000	IDR	793,734

			7,619,455

Ireland 0.9%
Government of Ireland, 5.00%, 4/18/13	800,000	EUR	1,058,126

Italy 0.0%[c]
Government of Italy, 7.75%, 11/01/06	41,293	EUR	50,894

Malaysia 4.5%
Government of Malaysia,
6.90%, 3/15/07	800,000	MYR	220,368
8.60%, 12/01/07	4,270,000	MYR	1,237,390
3.135%, 12/17/07	3,500,000	MYR	920,721
6.45%, 7/01/08	4,600,000	MYR	1,302,897
4.305%, 2/27/09	3,660,000	MYR	988,573
4.032%, 9/15/09	1,850,000	MYR	497,084
3.644%, 8/25/10	1,100,000	MYR	290,838

			5,457,871

Mexico 0.5%
[d]Government of Mexico, 144A, 7.50%, 3/08/10	450,000	EUR	607,288

Netherlands 0.6%
Government of the Netherlands,
3.00%, 7/15/06	150,000	EUR	177,943
5.75%, 2/15/07	488,000	EUR	596,368

			774,311

New Zealand 2.5%
Government of New Zealand, 7.00%, 7/15/09	3,680,000	NZD	2,594,985
Inter-American Development Bank, 6.00%, 12/15/17	575,000	NZD	381,689

			2,976,674

Norway 5.9%
Government of Norway, 6.75%, 1/15/07	45,660,000	NOK	7,032,233

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (cont.)
Peru 2.4%
Government of Peru,
8.60%, 8/12/17	6,185,000	PEN	$1,848,661
7.84%, 8/12/20	3,730,000	PEN	1,044,367

			2,893,028

Philippines 1.1%
Government of the Philippines,
9.00%, 2/15/13	800,000		889,000
Reg S, 9.125%, 2/22/10	330,000	EUR	444,778

			1,333,778

Poland 7.7%
Government of Poland,
8.50%, 11/12/06	4,720,000	PLN	1,501,580
8.50%, 5/12/07	5,990,000	PLN	1,938,839
6.00%, 5/24/09	8,195,000	PLN	2,612,385
6.25%, 10/24/15	3,690,000	PLN	1,235,358
5.75%, 9/23/22	5,800,000	PLN	1,905,421

			9,193,583

Singapore 4.8%
Government of Singapore,
1.75%, 2/01/07	700,000	SGD	416,792
4.00%, 3/01/07	7,160,000	SGD	4,386,762
2.625%, 10/01/07	1,630,000	SGD	978,765

			5,782,319

Slovak Republic 3.1%
Government of Slovakia,
4.95%, 3/05/08	4,000,000	SKK	129,150
4.80%, 4/14/09	33,500,000	SKK	1,092,063
4.90%, 2/05/10	1,000,000	SKK	33,027
8.50%, 8/17/10	30,000,000	SKK	1,134,028
7.50%, 3/13/12	19,000,000	SKK	723,894
5.00%, 1/22/13	6,000,000	SKK	204,754
4.90%, 2/11/14	4,900,000	SKK	166,842
5.30%, 5/12/19	6,700,000	SKK	240,580

			3,724,338

South Africa 0.2%
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	256,753

South Korea 14.5%
Government of Korea,
6.90%, 1/16/07	1,200,000,000	KRW	1,217,167
4.75%, 3/03/07	5,740,000,000	KRW	5,694,251
3.75%, 9/10/07	2,550,000,000	KRW	2,480,916
4.50%, 9/09/08	1,945,000,000	KRW	1,903,667
4.00%, 6/10/10	3,300,000,000	KRW	3,111,053
Korea Treasury Note, 4.75%, 3/12/08	3,093,000,000	KRW	3,051,663

			17,458,717

Spain 0.4%
Government of Spain, 6.00%, 1/31/08	390,000	EUR	489,327

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (cont.)
Sweden 5.0%
Government of Sweden,
3.50%, 4/20/06	2,100,000	SEK	$265,596
8.00%, 8/15/07	31,790,000	SEK	4,341,492
5.25%, 3/15/11	3,900,000	SEK	539,879
5.50%, 10/08/12	6,280,000	SEK	897,798

			6,044,765

Thailand 1.5%
Government of Thailand,
8.00%, 12/08/06	60,700,000	THB	1,534,479
4.125%, 2/12/08	9,000,000	THB	216,054
8.50%, 12/08/08	1,000,000	THB	26,633

			1,777,166

United Kingdom 0.3%
Government of United Kingdom, 7.50%, 12/07/06	175,000	GBP	310,066

Venezuela 0.0%[c]
[b]Government of Venezuela, FRN, 5.194%, 4/20/11	40,000		39,250

Total Long Term Investments (Cost $96,705,093)			100,055,327

Short Term Investments 11.1%
Austria 1.1%
Government of Austria, 9.00%, 9/15/06	85,000,000	ISK	1,347,646

Canada 2.8%
[e]Canada Treasury Bill, 11/30/06	360,000	CAD	298,559
Province of Ontario,
7.75%, 7/24/06	1,600,000	CAD	1,406,659
3.50%, 9/08/06	1,920,000	CAD	1,649,155

			3,354,373

Egypt 1.7%
[e]Egypt Treasury Bills, 5/30/06 - 12/05/06	12,200,000	EGP	2,028,602

Norway 0.3%
[e]Norway Treasury Bill, 3/15/06	2,400,000	NOK	354,113

Sweden 1.1%
[e]Government of Sweden, Strip, 9/20/06	8,450,000	SEK	1,046,457
[e]Sweden Treasury Bill, 12/20/06	2,000,000	SEK	246,253

			1,292,710

Thailand 4.1%
[e]Bank of Thailand Bond, Strip, 4/07/06	8,400,000	THB	202,841
[e]Thailand Treasury Bills, 4/17/06 - 11/30/06	202,250,000	THB	4,793,203

			4,996,044

Total Short Term Investments (Cost $13,508,452)			13,373,488

Total Investments (Cost $110,213,545) 94.4%			113,428,815
Net Unrealized Gain on Forward Exchange Contracts 0.00%[c]			47,200
Other Assets, less Liabilities 5.6%			6,663,006

Net Assets 100.0%			$120,139,021

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Income Securities Fund

Currency Abbreviations

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

EGP - Egyptian Pound

GBP - British Pound

IDR - Indonesian Rupiah

ISK - Iceland Krona

KRW - South Korean Won

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FRN - Floating Rate Note

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cRounds to less than 0.05% of net assets.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund’s Board of Trustees. At December 31, 2005, the value of these securities was $607,288, representing 0.50% of net assets.

eThe security is traded on a discount basis with no stated coupon rate.

TGI-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost	$110,213,545

Value	$113,428,815
Cash	7,304,362
Receivables:
Investment securities sold	305,457
Capital shares sold	280,021
Interest	2,300,302
Unrealized gain on forward exchange contracts (Note 7)	47,200

Total assets	123,666,157

Liabilities:
Payables:
Investment securities purchased	3,140,446
Capital shares redeemed	19,099
Affiliates	89,078
Foreign cash advanced by custodian (cost $241,634)	242,015
Accrued expenses and other liabilities	36,498

Total liabilities	3,527,136

Net assets, at value	$120,139,021

Net assets consist of:
Paid-in capital	$120,192,222
Undistributed net investment income	4,412,581
Net unrealized appreciation (depreciation)	3,228,119
Accumulated net realized gain (loss)	(7,693,901)

Net assets, at value	$120,139,021

Class 1:
Net assets, at value	$53,114,950

Shares outstanding	3,697,861

Net asset value and offering price per share	$14.36

Class 2:
Net assets, at value	$61,254,919

Shares outstanding	4,317,803

Net asset value and offering price per share	$14.19

Class 3:
Net assets, at value	$5,769,152

Shares outstanding	406,720

Net asset value and offering price per share[a]	$14.18

a Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes $132,073)	4,043,929

Expenses:
Management fees (Note 3a)	548,337
Distribution fees: (Note 3c)
Class 2	91,555
Class 3	4,377
Unaffiliated transfer agent fees	853
Custodian fees (Note 4)	67,698
Reports to shareholders	53,577
Professional fees	19,388
Trustees’ fees and expenses	431
Other	6,662

Total expenses	792,878
Expense reductions (Note 4)	(41,008)

Net expenses	751,870

Net investment income	3,292,059

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,944,766
Foreign currency transactions	(45,206)

Net realized gain (loss)	3,899,560

Net change in unrealized appreciation (depreciation) on:
Investments	(9,094,628)
Translation of assets and liabilities denominated in foreign currencies	(131,822)

Net change in unrealized appreciation (depreciation)	(9,226,450)

Net realized and unrealized gain (loss)	(5,326,890)

Net increase (decrease) in net assets resulting from operations	$(2,034,831)

See notes to financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$3,292,059	$2,517,578
Net realized gain (loss) from investments and foreign currency transactions	3,899,560	3,274,668
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(9,226,450)	2,897,782

Net increase (decrease) in net assets resulting from operations	(2,034,831)	8,690,028

Distributions to shareholders from:
Net investment income:
Class 1	(3,016,853)	(5,364,377)
Class 2	(2,073,846)	(706,986)
Class 3	(32,207)	—

Total distributions to shareholders	(5,122,906)	(6,071,363)

Capital share transactions: (Note 2)
Class 1	7,710,594	(4,352,338)
Class 2	44,184,638	13,335,159
Class 3	5,777,317	—

Total capital share transactions	57,672,549	8,982,821

Redemption fees	36	—

Net increase (decrease) in net assets	50,514,848	11,601,486
Net assets:
Beginning of year	69,624,173	58,022,687

End of year	$120,139,021	$69,624,173

Undistributed net investment income included in net assets:
End of year	$4,412,581	$3,781,771

See notes to financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

TGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Effective April 1, 2005, the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,067,253	$15,508,065	142,426	$2,100,636
Shares issued in reinvestment of distributions	210,969	3,016,853	400,626	5,364,377
Shares redeemed	(735,231)	(10,814,324)	(788,314)	(11,817,351)

Net increase (decrease)	542,991	$7,710,594	(245,262)	$(4,352,338)

Class 2 Shares:
Shares sold	3,017,652	$43,735,355	973,769	$14,111,268
Shares issued in reinvestment of distributions	146,665	2,073,846	53,237	706,986
Shares redeemed	(110,837)	(1,624,563)	(98,666)	(1,483,095)

Net increase (decrease)	3,053,480	$44,184,638	928,340	$13,335,159

Class 3 Shares:
Shares sold	427,371	$6,068,634
Shares issued in reinvestment of distributions	2,233	31,575
Shares redeemed	(22,884)	(322,892)

Net increase (decrease)	406,720	$5,777,317

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $1,437,903 of capital loss carryforwards. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2007	$3,445,173
2008	2,370,518
2009	1,649,033
2010	177,731

$7,642,455

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$5,122,906	$6,071,363

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$111,555,785

Unrealized appreciation	$5,344,640
Unrealized depreciation	(3,471,610)

Net unrealized appreciation (depreciation)	$1,873,030

Distributable earnings - undistributed ordinary income	$5,703,378

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $70,626,734 and $24,837,116, respectively.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
25,000,000	Indian Rupee	811,530	NZD	6/21/06	$ 6,674
11,600,000	Thai Baht	407,991	NZD	11/30/06	10,558
11,600,000	Thai Baht	406,554	NZD	12/06/06	11,611
295,000,000	South Korean Won	413,015	NZD	12/06/06	18,357

		2,039,090	NZD		47,200

Net unrealized gain (loss) on forward exchange contracts					$47,200

[a]	In U.S. dollars unless otherwise indicated.

Currency Abbreviations

NZD-New	Zealand Dollar

8. CREDIT RISK

The Fund has 14.18% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

TGI-26

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

TGI-27

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TGI-28

TEMPLETON GROWTH SECURITIES FUND

This annual report for Templeton Growth Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+9.06%	+6.34%	+9.65%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index and MSCI All Country (AC) World Index. The MSCI World Index is replacing the MSCI AC World Index as the Fund’s benchmark because the Fund’s manager believes the MSCI World Index better reflects the Fund’s investments. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmarks, the MSCI World Index, which returned +10.02% and the MSCI AC World Index, which returned +11.37% for the period under review.1 We are replacing the MSCI World AC Index with the MSCI World Index as the Fund’s benchmark, because we believe the MSCI World Index better reflects the Fund’s Investments.

Economic and Market Overview

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.2 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI AC World ex US Index was +17.11% in U.S. dollar terms.3 By comparison the total

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: New York Mercantile Exchange

3. Source: Standard & Poor’s Micropal. Please see Index descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

return for the MSCI USA Index was +5.72%.4 In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Among developed countries, the Japanese equity market performed well, returning +44.70% in local currency terms for the year under review.4 However, this market benefited primarily from investors outside Japan, and the return was significantly less (+25.62%) after conversion into U.S. dollars.4 In contrast, the conversion into dollars enhanced equity market returns in Brazil (+57.04%), Mexico (+49.11%) and South Korea (+58.00%).4 At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, Fund performance benefited from overweighted allocations in South Korea and Germany and a significant underweighted allocation to the U.S. relative to the MSCI World Index. The returns from many of our South Korean investments were further enhanced by currency effects. Some of the top contributors from South Korea included Kookmin Bank, Samsung Electronics and Hana Financial Holdings. German investments that contributed to performance included Volkswagen, Siemens and Muenchener Rueckversicherungs-Gesellschaft (Munich Re Group). In terms of sectors, our stock selection in the financials and information technology sectors contributed to performance. Examples of financial and information technology holdings, in addition to some of the aforementioned stocks, included ACE, Olympus, American International Group, Mitsubishi UFJ Financial Group and Nomura Holdings. Several of our industrials sector holdings

4. Source: Standard & Poor’s Micropal. Individual country market returns are measured by MSCI country-specific indexes.

such as our investments in BAE Systems and Rolls-Royce also contributed to Fund performance.

The Fund had several detractors from performance. Although the energy sector had a net positive impact on returns, our underweighted sector allocation relative to the benchmark detracted most from relative performance.

The largest detractors from a country standpoint were Japan and Canada, mostly due to stock selection. Examples of Japanese and Canadian stocks that dragged on performance included Fuji Photo Film, Hitachi and Celestica. Currency also had a negative effect on many of our British investments. The materials and consumer discretionary sectors also hurt the Fund’s relative performance. In particular, several of our media stocks had negative returns such as British Sky Broadcasting Group, DIRECTV and News Corp. Several health care and utilities holdings also had negative effects on the Fund’s relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2005, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund’s overall performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets

Royal Bank of Scotland Group PLC	2.0%
Commercial Banks, U.K.

Tyco International Ltd.	1.9%
Industrial Conglomerates, U.S.

Siemens AG	1.8%
Industrial Conglomerates, Germany

News Corp., A	1.8%
Media, U.S.

Merck & Co. Inc.	1.8%
Pharmaceuticals, U.S.

GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.

Nestle SA	1.6%
Food Products, Switzerland

Pfizer Inc.	1.5%
Pharmaceuticals, U.S.

Royal Dutch Shell PLC, B	1.4%
Oil, Gas & Consumable Fuels, U.K.

BP PLC	1.3%
Oil, Gas & Consumable Fuels, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Growth Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,086.20	$4.26
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.81%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.98	$11.31	$8.67	$11.09	$13.76

Income from investment operations:
Net investment income[a]	0.24	0.21	0.17	0.17	0.26
Net realized and unrealized gains (losses)	0.92	1.61	2.63	(2.13)	(0.36)

Total from investment operations	1.16	1.82	2.80	(1.96)	(0.10)

Less distributions from:
Net investment income	(0.16)	(0.15)	(0.16)	(0.24)	(0.28)
Net realized gains	—	—	—	(0.22)	(2.29)

Total distributions	(0.16)	(0.15)	(0.16)	(0.46)	(2.57)

Net asset value, end of year	$13.98	$12.98	$11.31	$8.67	$11.09

Total return[b]	9.06%	16.25%	32.62%	(18.32)%	(0.98%)
Ratios/supplemental data
Net assets, end of year (000’s)	$779,347	$800,118	$769,339	$665,537	$966,725
Ratios to average net assets:
Expenses	0.82%	0.86%	0.88%	0.87%	0.85%
Net investment income	1.81%	1.75%	1.74%	1.69%	2.13%
Portfolio turnover rate	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.83	$11.19	$8.59	$11.01	$13.69

Income from investment operations:
Net investment income[a]	0.20	0.17	0.13	0.13	0.21
Net realized and unrealized gains (losses)	0.93	1.61	2.62	(2.10)	(0.34)

Total from investment operations	1.13	1.78	2.75	(1.97)	(0.13)

Less distributions from:
Net investment income	(0.15)	(0.14)	(0.15)	(0.23)	(0.26)
Net realized gains	—	—	—	(0.22)	(2.29)

Total distributions	(0.15)	(0.14)	(0.15)	(0.45)	(2.55)

Net asset value, end of year	$13.81	$12.83	$11.19	$8.59	$11.01

Total return[b]	8.86%	16.03%	32.13%	(18.49)%	(1.31)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,912,825	$1,189,112	$511,659	$190,054	$113,925
Ratios to average net assets:
Expenses	1.07%	1.11%	1.13%	1.12%	1.10%
Net investment income	1.56%	1.50%	1.49%	1.44%	1.80%
Portfolio turnover rate	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks 89.0%
Aerospace & Defense 2.4%
BAE Systems PLC	United Kingdom	2,925,299	$19,212,830
[a]BAE Systems PLC, 144A	United Kingdom	422	2,772
Raytheon Co.	United States	723,090	29,032,064
[b]Rolls-Royce Group PLC	United Kingdom	2,227,450	16,382,724
Rolls-Royce Group PLC, B	United Kingdom	109,954,804	193,901

			64,824,291

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	632,190	15,357,540

Airlines 0.1%
Singapore Airlines Ltd.	Singapore	430,100	3,207,096

Auto Components 0.6%
Lear Corp.	United States	281,750	8,018,605
Valeo SA	France	237,933	8,847,474

			16,866,079

Automobiles 1.2%
Bayerische Motoren Werke AG	Germany	726,340	31,815,472

Capital Markets 2.7%
The Bank of New York Co. Inc.	United States	976,292	31,094,900
Nomura Holdings Inc.	Japan	1,162,373	22,256,740
UBS AG	Switzerland	213,966	20,374,612

			73,726,252

Chemicals 1.4%
Akzo Nobel NV	Netherlands	493,365	22,866,347
[b]Syngenta AG	Switzerland	111,665	13,897,033

			36,763,380

Commercial Banks 6.2%
Banco Santander Central Hispano SA	Spain	1,320,501	17,430,518
Hana Financial Group Inc.	South Korea	161,640	7,412,195
[b]Kookmin Bank	South Korea	399,100	30,303,871
Lloyds TSB Group PLC	United Kingdom	1,032,660	8,678,885
Mitsubishi UFJ Financial Group Inc.	Japan	2,600	35,245,277
Royal Bank of Scotland Group PLC	United Kingdom	1,752,972	52,929,055
Standard Chartered PLC	United Kingdom	532,653	11,867,416
UniCredito Italiano SpA	Italy	492,834	3,395,630

			167,262,847

Commercial Services & Supplies 0.6%
Rentokil Initial PLC	United Kingdom	5,968,960	16,790,300

Computers & Peripherals 1.2%
[b]Maxtor Corp.	United States	819,781	5,689,280
[b]Seagate Technology	United States	1,339,475	26,776,105

			32,465,385

Diversified Consumer Services 1.2%
H&R Block Inc.	United States	1,267,870	31,126,209

Diversified Financial Services 0.2%
Morgan Stanley	United States	100,000	5,674,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks (cont.)
Diversified Telecommunication Services 6.2%
AT&T Inc.	United States	441,280	$10,806,947
BCE Inc.	Canada	1,048,406	25,139,013
[a]Belgacom SA, 144A	Belgium	273,600	8,923,483
France Telecom SA	France	1,058,060	26,291,745
KT Corp., ADR	South Korea	1,011,735	21,802,889
Portugal Telecom SGPS SA	Portugal	1,232,340	12,473,644
TDC AS	Denmark	430,274	25,772,882
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	900,930	22,234,953
Telenor ASA	Norway	1,402,050	13,761,677

			167,207,233

Electric Utilities 2.1%
E.ON AG	Germany	215,295	22,291,541
Hong Kong Electric Holdings Ltd.	Hong Kong	2,867,498	14,201,302
National Grid PLC	United Kingdom	2,048,535	20,053,847

			56,546,690

Electronic Equipment & Instruments 1.1%
[b]Celestica Inc.	Canada	403,440	4,260,327
Hitachi Ltd.	Japan	3,895,500	26,238,435

			30,498,762

Energy Equipment & Services 0.5%
Noble Corp.	United States	172,070	12,137,818

Food & Staples Retailing 0.5%
William Morrison Supermarkets PLC	United Kingdom	4,349,757	14,480,648

Food Products 3.2%
Cadbury Schweppes PLC	United Kingdom	566,095	5,351,790
H.J. Heinz Co.	United States	450,805	15,201,145
Nestle SA	Switzerland	140,369	41,990,498
Unilever NV	Netherlands	334,120	22,882,450

			85,425,883

Gas Utilities 1.2%
El Paso Corp.	United States	2,709,909	32,952,493

Health Care Equipment & Supplies 1.1%
Olympus Corp.	Japan	1,082,820	28,439,736

Health Care Providers & Services 1.9%
HCA Inc.	United States	511,330	25,822,165
[b]Tenet Healthcare Corp.	United States	3,381,565	25,902,788

			51,724,953

Hotels Restaurants & Leisure 2.0%
Accor SA	France	518,800	28,534,867
Compass Group PLC	United Kingdom	6,546,412	24,834,417

			53,369,284

Household Durables 2.1%
Koninklijke Philips Electronics NV	Netherlands	921,385	28,633,018
Sony Corp.	Japan	691,350	28,232,712

			56,865,730

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks (cont.)
Industrial Conglomerates 4.4%
Siemens AG	Germany	580,080	$49,698,485
Smiths Group PLC	United Kingdom	1,080,061	19,436,676
Tyco International Ltd.	United States	1,748,815	50,470,801

			119,605,962

Insurance 5.8%
ACE Ltd.	Bermuda	297,200	15,882,368
American International Group Inc.	United States	482,528	32,922,886
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	148,610	20,121,337
Swiss Reinsurance Co.	Switzerland	386,500	28,301,656
Torchmark Corp.	United States	198,400	11,031,040
Willis Group Holdings Ltd.	United States	798,226	29,486,468
XL Capital Ltd., A	Bermuda	255,782	17,234,591

			154,980,346

IT Services 1.5%
Accenture Ltd., A	Bermuda	437,780	12,638,708
Electronic Data Systems Corp.	United States	1,159,669	27,878,443

			40,517,151

Leisure Equipment & Products 0.9%
Fuji Photo Film Co. Ltd.	Japan	755,500	24,963,569
Mattel Inc.	United States	8,600	136,052

			25,099,621

Media 8.8%
British Sky Broadcasting Group PLC	United Kingdom	3,245,088	27,719,652
[b]Comcast Corp., A	United States	504,000	12,947,760
[b]The DIRECTV Group Inc.	United States	1,931,289	27,269,800
[b]Interpublic Group of Cos. Inc.	United States	2,885,615	27,846,185
News Corp., A	United States	3,184,151	49,513,548
Pearson PLC	United Kingdom	2,112,355	24,985,132
Reed Elsevier NV	Netherlands	2,308,490	32,248,290
VNU NV	Netherlands	849,842	28,180,454
Wolters Kluwer NV	Netherlands	339,939	6,873,620

			237,584,441

Metals & Mining 0.4%
Barrick Gold Corp.	Canada	143,980	4,012,723
POSCO	South Korea	30,272	6,069,423

			10,082,146

Multi-Utilities & Unregulated Power 0.9%
DTE Energy Co.	United States	562,475	24,293,295

Office Electronics 0.8%
Konica Minolta Holdings Ltd.	Japan	2,034,500	20,701,809

Oil, Gas & Consumable Fuels 4.7%
BP PLC	United Kingdom	3,379,289	35,988,026
Eni SpA	Italy	760,135	21,084,325
Repsol YPF SA	Spain	919,148	26,844,250
Royal Dutch Shell PLC, B	United Kingdom	1,212,783	38,767,773
TransCanada Corp.	Canada	89,875	2,833,966

			125,518,340

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks (cont.)
Paper & Forest Products 4.0%
International Paper Co.	United States	760,500	$25,560,405
Sappi Ltd.	South Africa	1,300,540	14,903,541
Stora Enso OYJ, R	Finland	1,673,123	22,659,513
Svenska Cellulosa AB, B	Sweden	530,851	19,843,024
UPM-Kymmene OYJ	Finland	1,221,710	23,951,083

			106,917,566

Pharmaceuticals 9.5%
Abbott Laboratories	United States	313,207	12,349,752
Bristol-Myers Squibb Co.	United States	1,156,520	26,576,830
GlaxoSmithKline PLC	United Kingdom	1,853,632	46,847,601
Merck & Co. Inc.	United States	1,496,505	47,603,824
Novartis AG	Switzerland	412,490	21,680,255
Pfizer Inc.	United States	1,719,435	40,097,224
Sanofi-Aventis	France	327,290	28,672,208
Shire PLC	United Kingdom	930,490	11,910,409
Takeda Pharmaceutical Co. Ltd.	Japan	357,000	19,297,297

			255,035,400

Real Estate 1.8%
Cheung Kong Holdings Ltd.	Hong Kong	3,266,499	33,513,248
Swire Pacific Ltd., A	Hong Kong	1,652,800	14,836,223

			48,349,471

Semiconductors & Semiconductor Equipment 0.8%
Samsung Electronics Co. Ltd.	South Korea	33,440	21,872,913

Software 1.3%
[b]Cadence Design Systems Inc.	United States	820,990	13,891,151
Nintendo Co. Ltd.	Japan	182,700	22,057,739

			35,948,890

Wireless Telecommunication Services 3.1%
KDDI Corp.	Japan	5,000	28,806,236
SK Telecom Co. Ltd.	South Korea	80,853	14,525,452
SK Telecom Co. Ltd., ADR	South Korea	303,380	6,155,580
Vodafone Group PLC	United Kingdom	15,462,271	33,385,589

			82,872,857

Total Common Stocks (Cost $2,032,847,613)			2,394,908,289

		Principal Amount
Short Term Investments (Cost $290,741,959) 10.8%
U.S. Government and Agency Securities 10.8%
[c]Federal Home Loan Bank, 1/03/06		$289,861,000	289,751,675
[c]U.S. Treasury Bill, 3/30/06		1,000,000	990,622

			290,742,297

Total Investments (Cost $2,323,589,572) 99.8%			2,685,650,586
Other Assets, less Liabilities 0.2%			6,521,336

Net Assets 100.0%			$2,692,171,922

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $8,926,255 representing 0.33% of net assets.
[b]	Non-income producing.
[c]	A portion or all of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost	$2,323,589,572

Value	2,685,650,586
Cash	203,663
Receivables:
Investment securities sold	7,083,929
Capital shares sold	2,897,967
Dividends	5,335,021

Total assets	2,701,171,166

Liabilities:
Payables:
Investment securities purchased	3,928,923
Capital shares redeemed	2,207,192
Affiliates	2,438,607
Accrued expenses and other liabilities	424,522

Total liabilities	8,999,244

Net assets, at value	$2,692,171,922

Net assets consist of:
Paid-in capital	$2,199,508,512
Undistributed net investment income	35,116,077
Net unrealized appreciation (depreciation)	361,987,998
Accumulated net realized gain (loss)	95,559,335

Net assets, at value	$2,692,171,922

Class 1:
Net assets, at value	$779,347,305

Shares outstanding	55,731,759

Net asset value and offering price per share	$13.98

Class 2:
Net assets, at value	$1,912,824,617

Shares outstanding	138,541,911

Net asset value and offering price per share	$13.81

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,565,075)	$53,228,570
Interest	6,853,053
Other income (Note 8)	135,407

Total investment income	60,217,030

Expenses:
Management fees (Note 3a)	17,306,542
Distributions fees - Class 2 (Note 3c)	3,785,615
Unaffiliated transfer agent fees	13,073
Custodian fees (Note 4)	535,370
Reports to shareholders	788,179
Professional fees	78,457
Trustees’ fees and expenses	11,799
Other	61,828

Total expenses	22,580,863
Expense reductions (Note 4)	(4,817)

Net expenses	22,576,046

Net investment income	37,640,984

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $74,106)	106,799,734
Foreign currency transactions	(75,282)

Net realized gain (loss)	106,724,452

Net change in unrealized appreciation (depreciation) on:
Investments	64,613,914
Translation of assets and liabilities denominated in foreign currencies	(181,786)

Net change in unrealized appreciation (depreciation)	64,432,128

Net realized and unrealized gain (loss)	171,156,580

Net increase (decrease) in net assets resulting from operations	$208,797,564

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$37,640,984	$24,981,340
Net realized gain (loss) from investments and foreign currency transactions	106,724,452	67,841,923
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	64,432,128	160,661,227

Net increase (decrease) in net assets resulting from operations	208,797,564	253,484,490

Distributions to shareholders from:
Net investment income:
Class 1	(9,572,633)	(9,645,451)
Class 2	(16,496,404)	(8,547,806)

Total distributions to shareholders	(26,069,037)	(18,193,257)

Capital share transactions: (Note 2)
Class 1	(78,704,685)	(75,091,706)
Class 2	598,918,011	548,032,814

Total capital share transactions	520,213,326	472,941,108

Net increase (decrease) in net assets	702,941,853	708,232,341
Net assets:
Beginning of year	1,989,230,069	1,280,997,728

End of year	$2,692,171,922	$1,989,230,069

Undistributed net investment income included in net assets:
End of year	$35,116,077	$23,647,817

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,516,368	$19,918,799	1,256,557	$14,860,796
Shares issued in reinvestment of distributions	740,916	9,572,633	835,104	9,645,451
Shares redeemed	(8,179,119)	(108,196,117)	(8,487,240)	(99,597,953)

Net increase (decrease)	(5,921,835)	$(78,704,685)	(6,395,579)	$(75,091,706)

Class 2 Shares:
Shares sold	53,621,660	$698,169,420	50,615,234	$589,822,365
Shares issued in reinvestment of distributions	1,291,809	16,496,404	747,186	8,547,806
Shares redeemed	(9,052,089)	(115,747,813)	(4,387,645)	(50,337,357)

Net increase (decrease)	45,861,380	$598,918,011	46,974,775	$548,032,814

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management, Ltd. (TAML)	Investment manager
Templeton Global Advisors, Ltd. (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2005, the Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Prior to May 1, 2005, the Fund paid an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended December 31, 2005, the Fund utilized $11,265,016 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $49,489.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$26,069,037	$18,193,257

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,324,453,800

Unrealized appreciation	$422,527,957
Unrealized depreciation	(61,331,171)

Net unrealized appreciation (depreciation)	$361,196,786

Undistributed ordinary income	$35,116,076
Undistributed long term capital gains	96,473,052

Distributable earnings	$131,589,128

Net investment income differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $969,846,085 and $457,394,049, respectively.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $96,473,052 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 39.27% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CSFB High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Euro Emerging Markets Bond Index (EMBI) Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or its agencies. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lehman Brothers (LB) U.S. High Yield Index covers the universe of fixed rate, non-investment-grade debt. The index includes both corporate and non-corporate sectors.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/05, there were 113 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/05, there were 62 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/05, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. High Current Yield Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/05, there were 94 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. For the 12-month period ended 12/31/05, there were 22 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Russia Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in Russia.

Morgan Stanley Capital International (MSCI) USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	140	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	56	None

Principal Occupation During Past 5 Years:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. JOSEPH FORTUNATO (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	141	None

Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2005	136	Director, Amerada Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad), and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	114	Director, Center for Creative Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
GORDON S. MACKLIN (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	140	Director, Martek Biosciences Corporation, MedImmune, Inc. (biotechnology), and Overstock.com (Internet services); and formerly, Director, MCI Communication Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988-2002), White Mountains Insurance Group, Ltd. (holding company) (1987-2004) and Spacehab, Inc. (aerospace services) (1994-2003).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2005	101	Director, White Mountains Insurance Group, Ltd. (holding company), Amerada Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service); and formerly, Director, Becton Dickinson and Company (medical technology), Cooper Industries, Inc. (electrical products and tools and hardware), Health Net, Inc. (formerly, Foundation Health) (integrated managed care), The Hertz Corporation, Pacific Southwest Airlines, The RCA Corporation, Unicom (formerly, Commonwealth Edison) and UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	140	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer— Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	124	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARMON E. BURNS (1945) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1988	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer— Finance and Administration	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

STEVEN J. GRAY (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary	Since October 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton Investments; and formerly, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
BARBARA J. GREEN (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

MICHAEL O. MAGDOL (1937) 600 Fifth Avenue Rockefeller Center New York, NY 10020-2302	Vice President— AML Compliance	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since October 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Chief Financial Officer and Chief Accounting Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s advisers and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

BOD-4

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Trustees has determined that there is at least one such financial expert on the Audit Committee and has designated Frank W.T. LaHaye as its audit committee financial expert. The Board believes that Mr. LaHaye qualifies as such an expert in view of his extensive business background and experience, including service as President and Director of McCormick Selph Associates from 1954 through 1965; Director and Chairman of Teledyne Canada Ltd. from 1966 through 1971; Director and Chairman of Quarterdeck Corporation from 1982 through 1998; and services as a Director of various other public companies including U.S. Telephone Inc. (1981-1984), Fisher Imaging Inc. (1991-1998) and Digital Transmissions Systems (1995-1999). In addition, Mr. LaHaye served from 1981 to 2000 as a Director and Chairman of Peregrine Venture Management Co., a venture capital firm, and has been a Member and Chairman of the Fund’s Audit Committee since its inception. As a result of such background and experience, the Board of Trustees believes that Mr. LaHaye has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. LaHaye is an independent Trustee as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Contract owners may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-5

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Advisory Contracts

Franklin Mutual Advisers, LLC (Franklin Mutual) entered into an agreement with Franklin Templeton Investment Management Limited (Investment Management) on behalf of Mutual Discovery Securities Fund, effective May 19, 2005. Investment Management provides the services of Anne E. Gudefin to Franklin Mutual while she remains employed by Investment Management. Ms. Gudefin was previously employed by Franklin Mutual. Investment Management is indirectly wholly owned by Franklin Resources Inc., (Resources), a publicly-owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. The Board of Trustees (“Board”), in approving the agreement between Franklin Mutual and Investment Management, noted that its determinations and considerations had not changed from those enumerated with respect to the Board’s approval of the annual renewal of the agreement with Franklin Mutual with respect to Mutual Discovery Securities Fund. In this regard it was noted that the agreement with Investment Management was intended solely to reflect Ms. Gudefin’s relocation to the London offices of Franklin Templeton Investments and in no way impacted the services provided by Franklin Mutual or the fees paid by the Fund for such services.

Templeton Investment Counsel, LLC (Investment Counsel) entered into an agreement with Investment Management, effective October 17, 2005, on behalf of each of Templeton Global Asset Allocation Fund and Templeton Foreign Securities Fund. Investment Management provides the services of Tucker Scott, one of the members of each Fund’s portfolio management team who resides in Geneva, Switzerland, while he remains employed by Investment Management. The Board, in approving the agreements between Investment Counsel and Investment Management, noted that its determinations and considerations had not changed from those enumerated with respect to the Board’s approval of the annual renewal of the agreements with Investment Counsel with respect to Templeton Global Asset Allocation Fund and Templeton Foreign Securities Fund. In this regard it was noted that the agreements with Investment Management were intended solely to reflect Tucker Scott’s relocation to the Switzerland offices of Franklin Templeton Investments and in no way impacted the services provided by Investment Counsel or the fees paid by the Funds for such services.

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (“Policies”) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

Insurance Issuer

Phoenix Life Insurance Company

TIP Distributor

WS Griffith and Co., Inc.

Service Center

Variable Annuity Operations

800/243-4840

Investment Managers

Franklin Advisers, Inc.

Templeton Investment Counsel, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Phoenix Investment Counsel, Inc.

FTVIP Trust Distributor

Franklin Templeton Distributors, Inc.

This report must be preceded or accompanied by the current Templeton Investment Plus (TIP) prospectus which includes the Franklin Templeton Variable Insurance Products Trust (FTVIP Trust) and The Phoenix Edge Series Fund prospectuses, which contain more detailed information, including sales charges and risks of an investment in TIP. Please read the prospectuses carefully before investing or sending your money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

OL2958A

Phoenix Life Insurance Company

P.O. Box 22012

Albany, NY 12201-2012

02/06

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.
	(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $645,310 for the fiscal year ended December 31, 2005 and $580,753 for the fiscal year ended December 31, 2004.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended December 31, 2005 and $48,579 for the fiscal year ended December 31, 2004. The services for which these fees were paid included attestation services.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $23,161 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2004. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2005 and $7,563 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,789 for the fiscal year ended December 31, 2005 and $152,437 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $27,950 for the fiscal year ended December 31, 2005 and $208,579 for the fiscal year ended December 31, 2004.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.	N/A

Item 6.	Schedule of Investments.	N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.	N/A

Item 10. Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the

Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date:	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date:	February 21, 2006

By	/s/ Galen G. Vetter
Galen G. Vetter
Chief Financial Officer
Date:	February 21, 2006